SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 25, 2002
                       ----------------------------------
                        (Date of earliest event reported)

                     CITIFINANCIAL MORTGAGE SECURITIES INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates Series 2002-1)
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Delaware                          333-31964                 52-2207681
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Nos.)       (I.R.S. Employer
     of organization)                                       Identification No.)

300 St. Paul Place, Baltimore, Maryland               21202
----------------------------------------            ----------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (410) 332-3607


--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.       Other Events.
              -------------


                     CITIFINANCIAL MORTGAGE SECURITIES INC.
                 REMIC Pass-Through Certificates, Series 2002-1
                 ----------------------------------------------

         Attached as Exhibit I are the Collateral Term Sheets and Structural Term Sheets (each as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Salomon Smith Barney Inc. that are required to be filed pursuant to such letter.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIFINANCIAL MORTGAGE SECURITIES INC.
                                    (Registrant)


                                    By:  /s/ Michael J. Tarpley
                                       -------------------------
                                             Michael J. Tarpley
                                             Assistant Secretary


Dated: September 27, 2002

                                  EXHIBIT INDEX


Exhibit No.                                                      Page No.
-----------                                                      --------

    I           Collateral/Structural Term Sheets prepared           5
                by Salomon Smith Barney Inc.

                                                                       EXHIBIT I
                                                                       ---------


                             PRELIMINARY TERM SHEET

                 CitiFinancial Mortgage Securities Inc. 2002-1
                $[618,749,900] Offered Certificates (approximate)

                         [citifinancial mortgage LOGO]

          CitiFinancial Mortgage Company, Inc. (Originator & Servicer)
                 CitiFinancial Mortgage Securities Inc. (Issuer)

--------------------------------------------------------------------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

===============================================================================================================
                        Structure Overview - Certificates
                           To 10% Optional Termination
===============================================================================================================
                                                  Est.       Est.     Expected  Stated      Expected
            Approx.                       Tsy.    WAL (yrs)  Prin.    Final     Final       Ratings
Class(1)    Size (2)(3)   Type            Bmark              Window   Maturity  Maturity    (S&P/Moody's/Fitch)
                                                             (mos)
---------------------------------------------------------------------------------------------------------------
AF1         $155,460,000  Fixed - Senior  [ ]     1.00       1 - 26   Dec-2004  July-2032   AAA/Aaa/AAA

AF2          $66,250,000  Fixed - Senior  [ ]     3.00      26 - 50   Dec-2006  July-2032   AAA/Aaa/AAA

AF3          $48,920,000  Fixed - Senior  [ ]     5.00      50 - 74   Dec-2008  July-2032   AAA/Aaa/AAA

AF4          $47,338,900  Fixed - Senior  [ ]     7.39      74 - 92   Jun-2010  July-2032   AAA/Aaa/AAA

AF5          $35,330,000  Fixed - Senior  [ ]     6.39      43 - 92   Jun-2010  July-2032   AAA/Aaa/AAA

AV1         $265,451,000  Float - Senior  1mL     1.30       1 - 92   Jun-2010  July-2032   AAA/Aaa/AAA

M1           $45,000,000  Float - Mezz    1mL     5.15      40 - 92   Jun-2010  July-2032   AA/Aa2/AA

M2           $43,125,000  Float - Mezz    1mL     5.10      38 - 92   Jun-2010  July-2032   A/A2/A

M3           $37,500,000  Float - Mezz    1mL     5.07      37 - 92   Jun-2010  July-2032   BBB/Baa2/BBB

M4            $5,625,000  Float - Mezz    1mL     5.05      37 - 92   Jun-2010  July-2032   BBB-/Baa3/BBB-
===============================================================================================================


===============================================================================================================
                                   To Maturity
===============================================================================================================
                                                  Est.       Est.     Expected  Stated      Expected
            Approx.                       Tsy.    WAL (yrs)  Prin.    Final     Final       Ratings
Class(1)    Size (2)(3)   Type            Bmark              Window   Maturity  Maturity    (S&P/Moody's/Fitch)
                                                             (mos)
---------------------------------------------------------------------------------------------------------------
AF1         $155,460,000  Fixed - Senior  [ ]     1.00       1- 26    Dec-2004  July-2032   AAA/Aaa/AAA

AF2          $66,250,000  Fixed - Senior  [ ]     3.00     26 - 50    Dec-2006  July-2032   AAA/Aaa/AAA

AF3          $48,920,000  Fixed - Senior  [ ]     5.00     50 - 74    Dec-2008  July-2032   AAA/Aaa/AAA

AF4          $47,338,900  Fixed - Senior  [ ]     10.00   74 - 202    Aug-2019  July-2032   AAA/Aaa/AAA

AF5          $35,330,000  Fixed - Senior  [ ]     6.69    43 - 200    Jun-2019  July-2032   AAA/Aaa/AAA

AV1         $265,451,000  Float - Senior  1mL     1.30      1 - 98    Dec-2010  July-2032   AAA/Aaa/AAA

M1           $45,000,000  Float - Mezz    1mL     5.70    40 - 172    Feb-2017  July-2032   AA/Aa2/AA

M2           $43,125,000  Float - Mezz    1mL     5.60    38 - 158    Dec-2015  July-2032   A/A2/A

M3           $37,500,000  Float - Mezz    1mL     5.40    37 - 137    Mar-2014  July-2032   BBB/Baa2/BBB

M4            $5,625,000  Float - Mezz    1mL     5.09     37 - 99    Jan-2011  July-2032   BBB-/Baa3/BBB-
===============================================================================================================

                                  Pricing Speed
================================================================================
Group I                 23% HEP

Group II                28% CPR
================================================================================


--------------------------------------------------------------------------------
(1)   All Group II Certificates subject to the Net WAC Cap.
(2)   Certificate sizes are subject to a variance of +/- 5%
(3)   Certificate sizes are subject to final rating agency approval

                          Preliminary Summary of Terms
                          ----------------------------

Transaction:                    CitiFinancial Mortgage Securities Inc.
                                REMIC Pass-Through Certificates, Series 2002-1

Certificates Offered:           $[353,298,900] Group I Senior Certificates
                                $[265,451,000] Group II Senior Certificates
                                (both subject to a variance of 5%)

Issuer:                         CitiFinancial Mortgage Securities Inc.

Originator and  Servicer:       CitiFinancial Mortgage Company, Inc.

Trustee:                        The Bank of New York

Note Custodian:                 Wachovia Bank, N.A.

Certificate Ratings:            The Offered Certificates are expected to receive
                                ratings of AAA/ Aaa/ AAA from Standard & Poor's
                                Ratings Service, a division of the McGraw-Hill
                                Companies, Inc., Moody's Investors Service,
                                Inc., and Fitch Ratings

Underwriters:                   Salomon Smith Barney (lead manager)
                                Bear, Stearns & Co., Inc. (co-manager)
                                Lehman Brothers Inc. (co-manager)

Expected Pricing Date:          September 26, 2002

Expected Settlement Date:       October 30, 2002

Record Date:                    For the Fixed Rate Certificates, the last
                                business day of the month preceding the month in which the Distribution Date occurs. For the Floating Rate Certificates, the business day immediately preceding the Distribution Date

Distribution Date:              25th of each month, or the next succeeding
                                Business Day (First Payment Date:  November 25,
                                2002)

Cut-Off Date:                   October 1, 2002

Statistical Calculation Date:   September 1, 2002

Delay Days:                     24 days on Class AF-1 through AF-5 Certificates;
                                0 days on Class AV, Class M-1, Class M-2, Class
                                M-3 and Class M-4 Certificates

                          Preliminary Summary of Terms
                          ----------------------------


Day Count:                      30/360 on Class AF-1 through AF-5 Certificates;
                                Actual /360 on Class AV, Class M-1, Class M-2,
                                Class M-3 and Class M-4 Certificates

Accrued                         Interest: Class AF-1 through AF-5
                                Certificates settle with accrued interest from October 1, 2002; Class AV, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates settle flat (no accrued interest)

Interest Accrual Period:        With respect to the Class AF-1 through AF-5
                                Certificates, interest accrues during the month preceding the current Distribution Date

                                With respect to the Class AV, Class M-1,
                                Class M-2, Class M-3 and Class M-4
                                Certificates, interest accrues from the
                                last Distribution Date through the day
                                preceding the current Distribution Date, except for the first Distribution Date in which interest will accrue from the Settlement Date.

Clearing:                       DTC, Euroclear or Cedel

SMMEA Eligibility:              The Offered Certificates are expected to be
                                SMMEA eligible

ERISA Eligibility:              The Offered Certificates are expected to be
                                ERISA eligible

Tax Status:                     One or more REMICs for Federal income tax
                                purposes

Certificate Ratings:            The Certificates are expected to receive the
                                following ratings from Standard & Poor's Ratings
                                Service, a division of the McGraw-Hill
                                Companies, Inc., Moody's Investors Service, Inc.
                                and Fitch Ratings.

                                Class         S&P     Moody's   Fitch
                                ----------    ----    -------   -----
                                Class AF-1    AAA     Aaa       AAA
                                Class AF-2    AAA     Aaa       AAA
                                Class AF-3    AAA     Aaa       AAA
                                Class AF-4    AAA     Aaa       AAA
                                Class AF-5    AAA     Aaa       AAA
                                Class AV      AAA     Aaa       AAA
                                Class M-1     AA      Aa2       AA
                                Class M-2     A       A2        A
                                Class M-3     BBB     Baa2      BBB
                                Class M-4     BBB-    Baa3      BBB-

                          Preliminary Summary of Terms
                          ----------------------------


Optional Termination:           The entire transaction is eligible for call when
                                the combined outstanding principal balance of the Group I and Group II mortgage loans reaches
                                10% or less of the Cut-Off Date principal balance of such loans.

- Auction  Sale:                If  the  Optional  Termination  is  not
                                exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the sub-prime mortgage loans and other assets of the trust.
                                The Trustee will sell the sub-prime mortgage loans and other assets of the trust if the amounts that will be received from the Auction
                                Sale will be sufficient to pay the outstanding aggregate Certificate principal balance, accrued and unpaid interest thereon, unreimbursed servicing advances, delinquency advances and compensating interest, and other amounts as described in the prospectus supplement, other than carryover amounts.

- Step-up Coupon:               If the Optional Termination is not exercised on
                                he first Distribution Date following the Distribution Date on which it could have been exercised, the certificate rates on the Class
                                AF-4 and Class AF-5 Certificates will be increased by 0.50%, the margin for the Class AV
                                Certificates will increase by 100% of the current margin, and the margin for the Class M-1, Class M-2, Class M-3, Class M-4
                                Certificates will increase by 50% of the current margin.

Company Profile:                CitiFinancial Mortgage Company, Inc. ("CFMC" or
                                the "Company") is a subsidiary of CitiFinancial
                                Credit Company ("CitiFinancial"), which is a wholly-owned subsidiary of Citicorp (symbol "C" on the NYSE and rated AA+/Aa1/AA- by Fitch, Moody's and S&P). CitiFinancial traces its roots back to Commercial Credit Corporation, a consumer finance company that was founded in 1912. CFMC, headquartered in Irving, Texas, provides primarily sub-prime mortgage loans nationwide through direct and indirect channels.
                                In November of 2000, Citigroup completed its merger with Associates First Capital Corporation
                                ("Associates") and merged its mortgage
                                operations with the CitiFinancial Real Estate lending operations to form CFMC. CFMC currently has over 2,600 employees. The Company has a loan portfolio of approximately $20.5 billion, with origination volume anticipated for full-year 2002 of approximately $6.2 billion.
                                The Company operates a centralized Servicing
                                Department out of three locations, two in Texas and one in Arizona. The Servicing Department has a total of over 1,500 employees servicing a $20.5 billion portfolio consisting of approximately 326,000 loans. CFMC's servicing is rated RPS3+ by Fitch Ratings.

                          Preliminary Summary of Terms
                          ----------------------------


Credit Enhancement:             o  Excess Interest
                                o  There is no required up-front
                                   Overcollateralization deposit.  The Required
                                   Overcollateralization Target Amount will build up to 2.25% of the original principal balance of the mortgage loans; the Required
                                   Overcollateralization Target Amount may
                                   stepdown over time
                                o  Subordination of the Class M-1, M-2, M-3 and
                                   M-4 Certificates
                                o  Cross-collateralization: excess interest from
                                   one loan group will be available to fund interest shortfalls, cover losses and build
                                   Overcollateralization for the benefit of the other loan group

Credit Enhancement Percentages: Original Percentages      Stepdown Percentages
                                --------------------      --------------------
                                Tranche     Percent       Tranche     Percent
                                -------     -------       -------     -------
                                Senior      19.75%        Senior      39.50%
                                Class M-1   13.75%        Class M-1   27.50%
                                Class M-2    8.00%        Class M-2   16.00%
                                Class M-3    3.00%        Class M-3   6.00%
                                Class M-4    2.25%        Class M-4   4.50%

                                On any Distribution Date, the Senior Enhancement Percentage will equal (i) the sum of (a) the principal balance of the Subordinate Certificates and (b) the amount of Overcollateralization, divided by (ii) the outstanding principal balance of the mortgage loans as of the last day of the related Due Period.

                          Preliminary Summary of Terms
                          ----------------------------

Required Overcollateralization  On the Closing Date, the trust will issue an
Target Amount:                  aggregate principal amount of Certificates,
                                which is approximately equal to the aggregate principal balance of the Mortgage Loans as of the Cutoff Date. On each Distribution Date, commencing November 25, 2002, to the extent not used to cover losses or interest shortfalls, 100% of the Excess Interest will be used to pay principal to the Certificates, further reducing the aggregate principal balance of the Certificates below the aggregate principal balance of the Mortgage Loans. This will reduce the principal balance of the Certificates faster than the principal balance of the Mortgage
                                Loans until the Required Overcollateralization
                                Target Amount is reached. This excess of the principal balance of the Mortgage Loans over the principal balance of the Certificates represents overcollateralization
                                ("Overcollateralization"), which may be used to absorb losses on the Mortgage Loans not covered by Excess Interest.

                                Prior to the Stepdown Date, the minimum
                                Required Overcollateralization Target
                                Amount is approximately 2.25% of the
                                principal balance of the mortgage loans as of the Cut-off Date. On and after the Stepdown Date, provided a Trigger Event has not occurred, the Required Overcollateralization Target Amount may be reduced to approximately 4.50% of the then current balance of the mortgage pool after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the mortgage loans as of the Cut-Off date. If, due to losses, the amount of Overcollateralization is reduced below the Required Overcollateralization Target
                                Amount, Excess Interest, if any, will be applied as principal to reduce the Principal Balance of the Certificates, necessary, in order to maintain the required level of Overcollateralization (a "Subordination Increase Amount").

Stepdown Date: The later to occur of (i) the earlier to occur of (a) the 37th Distribution Date and (b) the Distribution Date on which the certificate principal balances of the Senior Certificates have been reduced to zero and (ii) the first Distribution Date on which the Senior Enhancement Percentage is at least equal to 39.50%.

OC Floor:                       0.50% of the principal balance of the mortgage
                                loans as of the Cut-Off Date

                          Preliminary Summary of Terms
                          ----------------------------


Excess Interest:                The  initial  weighted  average  net  coupon  of
                                the mortgage pool will be greater than the weighted-average interest rates on the
                                Certificates, resulting in Excess Interest calculated approximately in the following manner:

                         Initial Gross WAC:                         8.99%
                           Less Fees and Expenses(1)                    0.51%
                           Initial Certificate Coupon (approx):     3.04%
                                                                    -----
                         Approximate Initial Excess Interest:(2)    5.44%

                           (1) Includes servicing fee and trustee fee
                           (2) This amount will vary on each distribution date
                               based on changes to: (i) Interest rates on the mortgage loans and/or, (ii) the Certificate Pass-Through Rate Class AF-1 through Class AF-5 Certificates, Class AV, Class M-1, Class


The Certificates                M-2, Class M-3, and Class M-4 Certificates

Senior Certificates:            Class AF-1 through Class AF-5 Certificates, and
                                Class AV Certificates

Group II Subordinate
 Certificates:                  Class M-1, Class M-2, Class M-3 and Class M-4
                                Certificates

The Offered Certificates:       Class AF-1 through Class AF-5 Certificates, and
                                Class AV Certificates

The Non-Offered Certificates:   Class M-1, Class M-2, Class M-3, and Class M-4
                                Certificates

Group I Senior Certificates:    Class AF-1 through Class AF-5 Certificates
                                (backed primarily by the fixed rate loans)

Group II Senior Certificates:   Class AV Certificates

Fixed Rate Certificates:        Class AF-1 through Class AF-5 Certificates

Floating Rate Certificates:     Class AV, Class M-1, Class M-2, Class M-3 and
                                Class M-4 Certificates

                          Preliminary Summary of Terms
                          ----------------------------



Due Period:                     The calendar month preceding the calendar month
                                in which the related Distribution Date occurs.

Principal                       Distribution Amount: On any Distribution
                                Date, the lesser of (i) the aggregate
                                outstanding Certificate principal balance and
                                (ii) the aggregate principal collections on the mortgage loans minus any Subordination
                                Decrease Amount plus the Subordination
                                Increase Amount.

Senior Principal Distribution   Prior to the Stepdown Date or while a Trigger
Amount:                         Event is in effect, the Senior Principal
                                Distribution Amount will equal 100% of the Principal Distribution Amount.

                                On or after the Stepdown Date; assuming the Trigger Event is not in effect, the Senior Principal Distribution Amount will equal the lesser of (i) the Principal Distribution Amount and (ii) the excess of the outstanding balance of the Senior Certificates over the lesser of (a) approximately 60.50% times the outstanding principal balance of the mortgage loans as of the last day of the related Due Period and (b) the outstanding principal balance of the mortgage loans as of the last day of the related Due Period minus the OC Floor amount.

                                The remaining principal amount, if any, will be allocated to the Subordinate Certificates to maintain their respective Stepdown Percentages.

Group I Principal Distribution  On any Distribution Date, the Group I Senior
Amount: Certificates will receive the greater of (i) the Fixed Allocation Percentage times the Senior Principal Distribution Amount, (ii) the Group I Parity Amount, and (iii) the excess of the Senior Principal Distribution Amount over the current principal balance of the Group II
                                Senior Certificates, such amount being the "Group I Principal Distribution Amount," with such amount not to exceed the Senior
                                Principal Distribution Amount.

                                The Fixed Allocation Percentage is a fraction equal to (i) the difference between (a) the Group I Collateral balance at the beginning of the related Due Period and (b) the Group I Collateral balance at the end of the related Due Period over (ii) the difference between
                                (a) the aggregate principal balance of the mortgage loans at the beginning of the related Due Period and (b) the aggregate principal balance of the mortgage loans at the end of the related Due Period

                                The Group I Parity Amount equals the greater of (i) zero, and (ii) the difference between
                                (a) the principal balance of the Group I
                                Senior Certificates as of the preceding
                                Distribution Date and (b) the Group I
                                Collateral balance at the end of the related
                                Due Period.

                          Preliminary Summary of Terms
                          ----------------------------


Class AF-5 Principal            On any Distribution Date, the Class AF-5
Distribution Amount:            Principal Distribution Amount is equal to the
                                Class AF-5 Lockout Percentage multiplied by the Class AF-5 Pro-Rata Allocation
                                Percentage of the Group I Principal
                                Distribution Amount. The Class AF-5
                                Pro-Rata Allocation Percentage (the Class
                                AF-5 Pro-Rata Allocation Percentage") is equal to the outstanding principal balance of the Class AF-5 Certificates divided by the outstanding principal balance of the Group I Senior
                                Certificates.

                                The Class AF-5 Lockout Percentage is equal to the following:

                                Distribution          Class AF-5 Lockout
                                Dates                 Percentage
                                ----------------      ------------------
                                 1 - 36                        0%
                                37 - 60                       45%
                                61 - 72                       80%
                                73 - 84                      100%
                                85 and therafter             300%

Group II Principal              On any Distribution Date, the Group II Senior
Distribution Amount:            Certificates will receive the excess of (i) the
                                Senior Principal Distribution Amount over (ii) the Group I Principal Distribution Amount.

Group II Net WAC Cap:           The Certificate Rates of the Group II Senior
                                Certificates and the Group II Subordinate
                                Certificates adjust monthly and are equal to the lesser of (i) one month LIBOR plus the applicable margin (the "Formula Rate") and (ii) the Group II Net WAC Cap. As to any
                                Distribution Date and the Group II Senior
                                Certificates and Group II Subordinate
                                Certificates, the Group II Net WAC Cap is equal to the product of (i) the weighted average loan rate of the Group II mortgage loans less the servicing fee rate and the trustee fee rate, and (ii) 30 divided by the number of days in the related accrual period.

                          Preliminary Summary of Terms
                          ----------------------------

Group II Net WAC Cap Carryover: As to any Distribution Date and the Group II
                                Senior Certificates and Group II Subordinate

                                Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount actually paid for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

Class Principal Carryover       As to any Class of Subordinate Certificates and
Shortfall:                      any Distribution Date, the excess, if any, of
                                (i) the sum of (x) the amount of the
                                reduction in the certificate principal balance of that Class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class
                                Principal Carryover Shortfall to such Class of
                                Subordinate Certificates on prior Distribution
                                Dates.

Class Interest Carryover        As to any class of Subordinate Certificates and
Shortfall:                      any Distribution Date, an amount equal to the
                                sum of (1) the excess of the related class monthly interest amount for the preceding
                                Distribution Date and any outstanding Class
                                Interest Carryover Shortfall with respect to that class on the preceding Distribution
                                Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

                          Preliminary Summary of Terms
                          ----------------------------


Delinquency                 Advances: The Servicer will advance unpaid
                            interest and principal to the trust out of its own funds or out of collections on the mortgage loans that are not required to be distributed on the related Distribution Date, as long as the Servicer, in its sole discretion, deems the amount to be recoverable.

Servicing                   Advances: The Servicer will pay all out-of-
                            pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed mortgage loan prior to the liquidation of that loan, (b) the costs of any judicial proceedings, including foreclosures and
                            (c) the cost of managing and liquidating property acquired in relation to the loans, as long as it deems the costs to be recoverable.

Compensating                Interest: The Servicer will be required to remit any
                            interest shortfalls due to the receipt of less than 30 days of accrued interest with a full or partial prepayment and has rights to reimbursement from all mortgage loans of both mortgage loan Groups to the extent funds are available after making other required distributions on the related Distribution
                            Date, subject to a maximum of 50% of the Servicing
                            Fee.

 Trigger Event:             [Occurs if  (a) the three-month rolling average of
                            all loans that are 60+ days delinquent exceeds
                            [TBD%] of the Senior Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure,
                            (iii) in REO and (iv) in bankruptcy;  or

                            (b) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the mortgage loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:


  Distribution Date                        Percentage
  -----------------                        ----------

  November 25, 2005 to October 25, 2006:   [TBD]% for the first month, plus an
                                           additional1/12th of [TBD]% for each
                                           month thereafter.
  November 25, 2006 to October 25, 2007:   [TBD]% for the first month, plus an
                                           additional 1/12th of [TBD]% for each
                                           month thereafter.
  November 25, 2007 to October 25, 2008:   [TBD]% for the first month, plus an
                                           additional 1/12th of [TBD]% for each
                                           month thereafter.
  November 25, 2008 to October 25, 2009:   [TBD]% for the first month, plus an
                                           additional1/12th of [TBD]% for each
                                           month thereafter.
  November 25, 2009 and thereafter:        [TBD]%


                            If the Trigger Event is violated, the Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Required Overcollateralization Target Amount.]

                          Preliminary Summary of Terms
                          ----------------------------



Distributions:                  A.  Funds received with respect to Loan
                                    Group I will be applied as follows:

                                1.  To the Trustee, the Trustee Fee for the
                                    related Group and Distribution Date;
                                2.  To the Group I Senior Certificates,
                                    pro-rata, to pay accrued interest and any Class Interest Carryover Shortfalls for such Distribution Date;
                                3. The remaining amounts pursuant to clause C. below.

                                B. Funds received with respect to Loan Group II will be applied as follows:

                                1.  To the Trustee, the Trustee Fee for the
                                    related Group and Distribution Date;
                                2.  To the Group II Senior Certificates,
                                    pro-rata, to pay accrued interest and Class
                                    Interest Carryover Shortfalls for such
                                    Distribution Date;
                                3. The remaining amounts pursuant to clause C. below.

                                C. The remaining amounts not applied pursuant to A. or B. above will be applied as follows:

                                1. Concurrently, to the Senior Certificates in both certificate groups, pro-rata, interest to the extent not paid pursuant to clauses
                                    A. and B. above on the applicable
                                    Distribution Date.
                                2.  Sequentially, to the Class M-1, Class
                                    M-2, Class M-3 and Class M-4
                                    Certificates, in that order, accrued
                                    interest for the applicable
                                    Distribution Date.
                                3.  To the Senior Certificates, the Senior
                                    Principal Distribution Amount for the
                                    applicable Distribution Date, concurrently as follows:
                                    (i) To the Group I Senior
                                        Certificates, the Group I
                                        Principal Distribution Amount in
                                        the following order of priority:
                                        (a)  to the Class AF-5 Certificates,
                                             an amount equal to the Class AF-5
                                             Principal Distribution Amount; and
                                        (b)  sequentially, to the Class
                                             AF-1, Class AF-2, Class AF-3,
                                             Class AF-4, and Class AF-5
                                             Certificates, in that order,
                                             until the respective Class
                                             Principal Balances of such
                                             Certificates have been
                                             reduced to zero.
                                    (ii)  To the Group II Senior
                                          Certificates, the Group II
                                          Principal Distribution Amount
                                          until the principal balance of
                                          such Certificates has been
                                          reduced to zero.

                          Preliminary Summary of Terms
                          ----------------------------


Distributions (continued):      4.  To the Class M-1 Certificates, the Class M-1
                                    Principal Distribution Amount for the
                                    applicable Distribution Date.
                                5.  To the Class M-2 Certificates, the Class M-2
                                    Principal Distribution Amount for the
                                    applicable Distribution Date.
                                6.  To the Class M-3 Certificates, the Class M-3
                                    Principal Distribution Amount for the
                                    applicable Distribution Date.
                                7.  To the Class M-4 Certificates, the Class M-4
                                    Principal Distribution Amount for the
                                    applicable Distribution Date.
                                8.  To the Class M-1 Certificates, (i) any Class
                                    Interest Carryover Shortfall and then (ii)
                                    any Class Principal Carryover Shortfall.
                                9.  To the Class M-2 Certificates, (i) any Class
                                    Interest Carryover Shortfall and then (ii)
                                    any Class Principal Carryover Shortfall.
                                10. To the Class M-3 Certificates, (i) any Class
                                    Interest Carryover Shortfall and then (ii)
                                    any Class Principal Carryover Shortfall.
                                11. To the Class M-4 Certificates, (i) any Class
                                    Interest Carryover Shortfall and then (ii)
                                    any Class Principal Carryover Shortfall.
                                12. To the Trustee, as reimbursement for all
                                    reimbursable expenses incurred in
                                    connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to clauses
                                    A.1 and B.1 above.
                                13. To the holder of the residual interest, any
                                    remaining amount.

                          Preliminary Summary of Terms
                          ----------------------------


Class M-1 Principal Distribution       (i) Prior to the Stepdown Date and on any
Amount:                                Distribution Date on which a Trigger
                                       Event is in effect, zero if any of the
                                       Senior Certificates remain outstanding;
                                       100% of the Principal Distribution
                                       Amount if the  Senior Certificates
                                       have been reduced to zero; (ii) on or
                                       after the Stepdown Date and to
                                       the extent the Trigger Event is
                                       not in effect, the excess of (i) the sum of(a) the aggregate outstanding principal balance of the Senior Certificates after distribution of the Senior Principal
                                       Distribution Amount on the related
                                       Distribution Date and (b) the outstanding balance of the Class M-1 Certificates immediately prior to the related
                                       Distribution Date over (ii) the lesser of
                                       (a) approximately 72.50% of the
                                       outstanding principal balance of the
                                       mortgage loans as of the last day of the related Due Period and (b) the outstanding principal balance of the mortgage loans as of the last day of the related Due Period minus the OC Floor.

Class M-2 Principal Distribution       (i) Prior to the Stepdown Date and on any
Amount:                                is in effect, zero if any of the Senior
                                       or Class M-1 Distribution Date on which a Trigger Event Certificates remain outstanding; 100% of the Principal
                                       Distribution Amount if the
                                       Senior and Class M-1 Certificates have
                                       been reduced to zero; (ii) on or after
                                       the Stepdown Date and to the extent the
                                       Trigger Event is not in effect, the
                                       excess of (i) the sum of (a) the
                                       aggregate outstanding principal balance
                                       of the Senior and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution Amounts, respectively, on the related Distribution
                                       Date and (b) the outstanding balance of
                                       the Class M-2 Certificates immediately
                                       prior to the related Distribution Date
                                       over (ii) the lesser of (a) approximately
                                       84.0% of the outstanding principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period and
                                       (b) the outstanding principal balance of the mortgage loans as of the last day of the related Due Period minus the OC
                                       Floor.

Class M-3 Principal Distribution       (i) Prior to the Stepdown Date and on any
Amount:                                Distribution Date on which a Trigger
                                       Event is in effect, zero if any of the
                                       Senior, Class M-1 or Class M-2
                                       Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 and
                                       Class M-2 Certificates have been reduced to zero; (ii) on or after the Stepdown
                                       Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class
                                       M-1 and Class M-2 Certificates after
                                       distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts, respectively, on the related Distribution
                                       Date and (b) the outstanding balance of
                                       the Class M-3 Certificates immediately
                                       prior to the related Distribution Date
                                       over (ii) the lesser of (a) approximately
                                       94.0% of the outstanding principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period and
                                       (b) the outstanding principal balance of the mortgage loans as of the last day of the related Due Period minus the OC
                                       Floor.

Class M-4 Principal Distribution       (i) Prior to the Stepdown Date and on any
Amount:                                Distribution Date on which a Trigger
                                       Event is in effect, zero if any of the
                                       Senior, Class M-1, Class M-2 or Class
                                       M-3 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 and
                                       Class M-2 and Class M-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1, Class M-2 and
                                       Class M-3 Certificates after distribution of the Senior, Class M-1, Class M-2 and
                                       Class M-3 Principal Distribution Amounts, respectively, on the related Distribution
                                       Date and (b) the outstanding balance of
                                       the Class M-4 Certificates immediately
                                       prior to the related Distribution Date
                                       over (ii) the lesser of (a) approximately
                                       95.50% of the outstanding principal
                                       balance of the mortgage loans as of the
                                       last day of the related Due Period and
                                       (b) the outstanding principal balance of the mortgage loans as of the last day of the related Due Period minus the OC
                                       Floor.

                 Salomon Smith Barney Mortgage Finance Contacts
                 ----------------------------------------------

Name:                    Telephone:          E-Mail:

Evan Mitnick             (212) 723-6621      evan.mitnick@citigroup.com
Vice President

Matt Bollo               (212) 723-6375      matthew.bollo@citigroup.com
Vice President

Anthony Beshara          (212) 723-6906      anthony.beshara@citigroup.com
Analyst



                   Salomon Smith Barney MBS Trading Contacts
                   -----------------------------------------

Name:                    Telephone:          E-Mail:

Jim De Mare              (212) 723-6217      james.p.demare@citigroup.com
Managing Director

Matt Cherwin             (212) 723-6217      matthew.cherwin@citigroup.com
Vice President

Michael Leung            (212) 723-6325      michael.leung@citigroup.com
Vice President

Net WAC Table - 6 month LIBOR @ 1.76% for Life
---------------------------------------------------------

Pd    AV     Mezz    Pd    AV     Mezz   Pd    AV    Mezz
 1    9.59   9.59    36    9.18   9.18   71   8.89   8.89
 2    8.31   8.31    37    8.89   8.89   72   9.18   9.18
 3    8.04   8.04    38    9.18   9.18   73   8.89   8.89
 4    8.04   8.04    39    8.89   8.89   74   9.18   9.18
 5    8.90   8.90    40    8.89   8.89   75   8.89   8.89
 6    8.04   8.04    41    9.84   9.84   76   8.89   8.89
 7    8.31   8.31    42    8.89   8.89   77   9.84   9.84
 8    8.04   8.04    43    9.18   9.18   78   8.89   8.89
 9    8.31   8.31    44    8.89   8.89   79   9.18   9.18
10    8.04   8.04    45    9.18   9.18   80   8.89   8.89
11    8.04   8.04    46    8.89   8.89   81   9.18   9.18
12    8.31   8.31    47    8.89   8.89   82   8.89   8.89
13    8.04   8.04    48    9.18   9.18   83   8.89   8.89
14    8.31   8.31    49    8.89   8.89   84   9.18   9.18
15    8.04   8.04    50    9.18   9.18   85   8.89   8.89
16    8.04   8.04    51    8.89   8.89   86   9.18   9.18
17    8.60   8.60    52    8.89   8.89   87   8.89   8.89
18    8.04   8.04    53    9.84   9.84   88   8.89   8.89
19    8.31   8.31    54    8.89   8.89   89   9.84   9.84
20    8.22   8.22    55    9.18   9.18   90   8.89   8.89
21    9.08   9.08    56    8.89   8.89   91   9.18   9.18
22    8.79   8.79    57    9.18   9.18   92   8.89   8.89
23    8.79   8.79    58    8.89   8.89
24    9.08   9.08    59    8.89   8.89
25    8.79   8.79    60    9.18   9.18
26    9.08   9.08    61    8.89   8.89
27    8.79   8.79    62    9.18   9.18
28    8.79   8.79    63    8.89   8.89
29    9.73   9.73    64    8.89   8.89
30    8.79   8.79    65    9.50   9.50
31    9.12   9.12    66    8.89   8.89
32    8.89   8.89    67    9.18   9.18
33    9.18   9.18    68    8.89   8.89
34    8.89   8.89    69    9.18   9.18
35    8.89   8.89    70    8.89   8.89

Assumptions: 28% CPR for Life, 6-month LIBOR is 1.76% for Life and 1-month LIBOR is 1.81% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Trustee Fee.

Net WAC Cap Table - 6 month LIBOR @ 20.00% for Life
---------------------------------------------------------------
Pd   AV      Mezz    Pd    AV      Mezz     Pd   AV       Mezz
 1   9.59    9.59    34    12.89   12.89    67   14.76    14.76
 2   8.31    8.31    35    12.89   12.89    68   14.29    14.29
 3   8.04    8.04    36    13.32   13.32    69   14.76    14.76
 4   8.04    8.04    37    12.92   12.92    70   14.29    14.29
 5   8.90    8.90    38    13.59   13.59    71   14.29    14.29
 6   8.04    8.04    39    14.01   14.01    72   14.76    14.76
 7   8.31    8.31    40    14.01   14.01    73   14.29    14.29
 8   8.04    8.04    41    15.51   15.51    74   14.76    14.76
 9   8.31    8.31    42    14.01   14.01    75   14.29    14.29
10   8.04    8.04    43    14.50   14.50    76   14.29    14.29
11   8.04    8.04    44    14.11   14.11    77   15.82    15.82
12   8.31    8.31    45    14.63   14.63    78   14.29    14.29
13   8.04    8.04    46    14.16   14.16    79   14.76    14.76
14   8.31    8.31    47    14.16   14.16    80   14.29    14.29
15   8.04    8.04    48    14.63   14.63    81   14.76    14.76
16   8.04    8.04    49    14.18   14.18    82   14.29    14.29
17   8.60    8.60    50    14.73   14.73    83   14.29    14.29
18   8.04    8.04    51    14.25   14.25    84   14.76    14.76
19   8.31    8.31    52    14.25   14.25    85   14.29    14.29
20   8.54    8.54    53    15.78   15.78    86   14.76    14.76
21  10.85   10.85    54    14.25   14.25    87   14.29    14.29
22  10.50   10.50    55    14.74   14.74    88   14.29    14.29
23  10.50   10.50    56    14.29   14.29    89   15.82    15.82
24  10.85   10.85    57    14.76   14.76    90   14.29    14.29
25  10.50   10.50    58    14.29   14.29    91   14.76    14.76
26  11.06   11.06    59    14.29   14.29    92   14.29    14.29
27  11.56   11.56    60    14.76   14.76
28  11.56   11.56    61    14.29   14.29
29  12.80   12.80    62    14.76   14.76
30  11.56   11.56    63    14.29   14.29
31  12.03   12.03    64    14.29   14.29
32  12.03   12.03    65    15.27   15.27
33  13.32   13.32    66    14.29   14.29

Assumptions: 28% CPR for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 1.81% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Trustee Fee.

                       Sensitivity Analysis - To Maturity
                       ----------------------------------



Group I % of (HEP)      0.0%        10.0%       23.0%     30.0%       40.0%
Group II CPR            0.0%        15.0%       28.0%     35.0%       45.0%

Class AF-1
----------
Avg. Life (yrs)         11.72        2.23       1.00       0.77       0.58
Mod. Dur. (yrs)         9.69         2.12       0.97       0.75       0.57
Window (mo)             1-226        1-61       1-26       1-20       1-14
Expected Final Mat.    Aug 2021    Nov 2007   Dec 2004   June 2004   Dec 2003

Class AF-2
----------
Avg. Life (yrs)         21.13        7.44       3.00       2.09       1.52
Mod. Dur. (yrs)         14.65        6.41       2.80       1.99       1.45
Window (mo)            226-279      61-123      26-50     20-30       14-22
Expected Final Mat.   Jan 2026     Jan 2013   Dec 2006   Apr 2005   Aug 2004

Class AF-3
----------
Avg. Life (yrs)         24.27       12.53       5.00       2.75       1.99
Mod. Dur. (yrs)         14.77        9.47       4.41       2.54       1.87
Window (mo)            279-303     123-178      50-74     30-36       22-26
Expected Final Mat.   Jan 2028     Aug 2017   Dec 2008   Oct 2005   Dec 2004

Class AF-4
----------
Avg. Life (yrs)         26.23       19.20       10.00      6.59       2.36
Mod. Dur. (yrs)         14.96       12.42       7.75       5.46       2.19
Window (mo)            303-352     178-311     74-202     36-159      26-31
Expected Final Mat.   Feb 2032    Sept 2028   Aug 2019   Jan 2016   May 2005

Class AF-5
----------
Avg. Life (yrs)         13.84        8.39       6.69       6.72       2.76
Mod. Dur. (yrs)         9.48         6.55       5.49       5.53       2.51
Window (mo)            37-321       37-309     43-200     53-157      31-36
Expected Final Mat.   July 2029   July 2028   June 2019  Nov 2015   Oct 2005

                 ----------------------------------------------

Group I % of (HEP)      0.0%      10.0%       23.0%      30.0%        40.0%
Group II CPR            0.0%      15.0%       28.0%      35.0%        45.0%

Class A
-------
Avg. Life (yrs)        17.97       2.56       1.30        0.97         0.72
Mod. Dur. (yrs)        14.15       2.42       1.26        0.95         0.70
Window (mo)            1-354      1-120       1-98        1-29         1-21
Expected Final Mat.   Apr 2032   Oct 2012   Dec 2010    Mar 2005    July 2004

Class M-1
---------
Avg. Life (yrs)        25.30      11.02       5.70        4.97         5.90
Mod. Dur. (yrs)        18.08       9.19       5.14        4.56         5.35
Window (mo)           253-352     59-290     40-172      45-131       36-115
Expected Final Mat.   Feb 2032   Dec 2026   Feb 2017   Sept 2013     May 2012

Class M-2
---------
Avg. Life (yrs)        25.30      10.96       5.60        4.65         4.43
Mod. Dur. (yrs)        16.66       8.76       4.93        4.20         4.04
Window (mo)           253-351     59-277     38-158      40-121       44-87
Expected Final Mat.   Jan 2032   Nov 2025   Dec 2015    Nov 2012     Jan 2010

Class M-3
---------
Avg. Life (yrs)        25.26      10.72       5.40        4.39         3.80
Mod. Dur. (yrs)        15.05       8.18       4.64        3.88         3.43
Window (mo)           253-348     59-252     37-137      38-105       39-75
Expected Final Mat.   Oct 2031   Oct 2023   Mar 2014   July 2011     Jan 2009

Class M-4
---------
Avg. Life (yrs)        25.12      10.22       5.09        4.11         3.47
Mod. Dur. (yrs)        14.37       7.75       4.37        3.63         3.13
Window (mo)           253-336     59-192      37-99      37-75        38-54
Expected Final Mat.   Oct 2030   Oct 2018   Jan 2011   Jan 2009     Apr 2007

               Sensitivity Analysis - To 10% Optional Termination
               --------------------------------------------------

Group I % of (HEP)     0.0%        10.0%      23.0%       30.0%    40.0%
Group II CPR           0.0%        15.0%      28.0%       35.0%    45.0%


Class AF-1
----------
Avg. Life (yrs)       11.72        2.23       1.00        0.77       0.58
Mod. Dur. (yrs)        9.69        2.12       0.97        0.75       0.57
Window (mo)           1-226        1-61       1-26        1-20       1-14
Expected Final Mat.  Aug 2021    Nov 2007   Dec 2004    June 2004  Dec 2003

Class AF-2
----------
Avg. Life (yrs)       21.13        7.44       3.00        2.09        1.52
Mod. Dur. (yrs)       14.65        6.41       2.80        1.99        1.45
Window (mo)          226-279      61-123      26-50       20-30      14-22
Expected Final Mat.  Jan 2026    Jan 2013   Dec 2006    Apr 2005   Aug 2004

Class AF-3
----------
Avg. Life (yrs)       24.27        12.53      5.00        2.75       1.99
Mod. Dur. (yrs)       14.77        9.47       4.41        2.54       1.87
Window (mo)          279-303      123-178     50-74       30-36      22-26
Expected Final Mat.  Jan 2028    Aug 2017   Dec 2008    Oct 2005   Dec 2004

Class AF-4
----------
Avg. Life (yrs)       26.17        14.98      7.39        5.23       2.36
Mod. Dur. (yrs)       14.95        10.62      6.14        4.54       2.19
Window (mo)          303-332      178-180     74-92       36-70      26-31
Expected Final Mat. June 2030    Oct 2017   June 2010   Aug 2008   May 2005

Class AF-5
----------
Avg. Life (yrs)       13.84        8.36       6.39        5.62       2.76
Mod. Dur. (yrs)        9.48        6.54       5.30        4.77       2.51
Window (mo)           37-321      37-180      43-92       53-70      31-36
Expected Final Mat. July 2029    Oct 2017   June 2010   Aug 2008   Oct 2005

         --------------------------------------------------------------


Group I % of (HEP)      0.0%       10.0%       23.0%       30.0%     40.0%
Group II CPR            0.0%       15.0%       28.0%       35.0%     45.0%

Class AV
--------
Avg. Life (yrs)         17.81       2.56       1.30        0.97       0.72
Mod. Dur. (yrs)         14.07       2.42       1.26        0.95       0.70
Window (mo)             1-332      1-120       1-92        1-29       1-21
Expected Final Mat.   June 2030   Oct 2012   June 2010   Mar 2005   July 2004

Class M-1
---------
Avg. Life (yrs)         25.11      10.17       5.15        4.55       4.00
Mod. Dur. (yrs)         17.99       8.66       4.72        4.22       3.75
Window (mo)            253-332     59-180      40-92       45-70     36-50
Expected Final Mat.   June 2030   Oct 2017   June 2010   Aug 2008   Dec 2006

Class M-2
---------
Avg. Life (yrs)         25.11      10.17       5.10        4.28       4.05
Mod. Dur. (yrs)         16.59       8.31       4.57        3.90       3.72
Window (mo)            253-332     59-180      38-92       40-70     44-50
Expected Final Mat.   June 2030   Oct 2017   June 2010   Aug 2008   Dec 2006

Class M-3
---------
Avg. Life (yrs)         25.11      10.17       5.07        4.14       3.62
Mod. Dur. (yrs)         15.00       7.90       4.41        3.69       3.28
Window (mo)            253-332     59-180      37-92       38-70     39-50
Expected Final Mat.   June 2030   Oct 2017   June 2010   Aug 2008   Dec 2006

Class M-4
---------
Avg. Life (yrs)         25.10      10.16       5.05        4.08       3.45
Mod. Dur. (yrs)         14.36       7.72       4.34        3.61       3.11
Window (mo)            253-332     59-180      37-92       37-70     38-50
Expected Final Mat.   June 2030   Oct 2017   June 2010   Aug 2008   Dec 2006

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.

                                  Collateral Summary      Ranges (if applicable)
--------------------------------------------------------------------------------

Total Number of Loans                         3,100
Total Outstanding Loan Balance      $314,552,438.38

Average Loan Principal Balance          $101,468.53     $11,454.87 - $487,248.42
WA Coupon                                     9.18%               5.69% - 14.15%
WA Original Term (mo.)                          308                     60 - 360
WA Remaining Term (mo.)                         303                     55 - 358
WA Original LTV                              87.13%              5.28% - 123.66%
WA FICO                                         653
1st Liens (%)                               100.00%
Balloons  (%)                                13.30%
Property Type
       Single Family                         94.80%
       1-4 Family                             2.95%
       Condo                                  1.79%
       Multi-Family                           0.05%
       PUD                                    0.38%
       Warehouse                              0.04%
Occupancy Status
        Primary Home                         98.83%
        Second Home                           0.09%
        Investment                            1.08%
Loan Purpose
      Cash-out Refi                          45.72%
      Purchase                               11.93%
      Rate-Term Refi                         41.43%
      Unknown                                 0.92%
Geographic Distribution
                                     PA       7.13%
                                     IN       6.84%
                                     OH       6.69%
                                     GA       6.42%
                                     NY       6.09%

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.

================================================================================
                    Original Mortgage Loan Principal Balances
--------------------------------------------------------------------------------
                            Number of
Range of Balances ($)       Mortgage          Statistical      %of Statistical
                            Loans         Calculation Date       Calculation
                                           Loan Balance($)    Date Loan Balance
--------------------------------------------------------------------------------
$0.00 - $25,000.00            33               $682,404.17          .22%
25,000.01 - 50,000.00        384             15,652,982.42          4.98
50,0,00.01 - 75,000.00       727             45,820,984.64          4.57
75,000.01 - 100,000.00       678             58,578,310.43          8.62
100,000.01 - 125,000.00      502             56,275,623.02          7.89
125,000.01 - 150,000.00      294             39,987,516.27          2.71
150,000.01 - 175,000.00      194             31,302,210.73          9.95
175,000.01 - 200,000.00      108             20,122,556.95          6.40
200,000.01 - 225,000.00       67             14,240,785.55          4.53
225,000.01 - 250,000.00       46             10,907,263.14          3.47
250,000.01 - 275,000.00       19              4,958,375.05          1.58
275,000.01 - 300,700.00       14              4,014,644.03          1.28
300,700.01 - 325,000.00       10              3,086,465.66          0.98
325,000.01 - 350,000.00        7              2,341,907.28          0.74
350,000.01 - 375,000.00        7              2,499,782.10          0.79
375,000.01 - 400,000.00        7              2,712,164.50          0.86
400,000.01 - 425,000.00        1                405,437.39          0.13
$475,000.01 - $500,000.00      2                963,025.05          0.31
--------------------------------------------------------------------------------
Total                      3,100            $314,552,438.38      100.00%
================================================================================

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.

================================================================================
                    Current Mortgage Loan Principal Balances
--------------------------------------------------------------------------------
                            Number of
Range of Balances ($)       Mortgage    Statistical            % of Statistical
                            Loans       Calculation            Calculation
                                        Date Loan Balance($)   Date Loan Balance
--------------------------------------------------------------------------------
$0.00 - $25,000.00            34            $706,967.54               0.22%
25,000.01 - 50,000.00        389          15,923,337.76                5.06
50,000.01 - 75,000.00        732          46,348,135.59               14.73
75,000.01 - 100,000.00       670          58,054,424.91               18.46
100,000.01 - 125,000.00      506          56,842,859.58               18.07
125,000.01 - 150,000.00      289          39,419,301.58               12.53
150,000.01 - 175,000.00      195          31,526,569.41               10.02
175,000.01 - 200,000.00      106          19,800,686.22                6.29
200,000.01 - 225,000.00       66          14,041,091.59                4.46
225,000.01 - 250,000.00       46          10,907,263.14                3.47
250,000.01 - 275,000.00       20           5,233,326.96                1.66
275,000.01 - 300,700.00       15           4,339,875.40                1.38
300,700.01 - 325,000.00        8           2,486,282.38                0.79
325,000.01 - 350,000.00        7           2,341,907.28                0.74
350,000.01 - 375,000.00        7           2,499,782.10                0.79
375,000.01 - 400,000.00        7           2,712,164.50                0.86
400,000.01 - 425,000.00        1             405,437.39                0.13
$475,000.01 - $500,000.00      2             963,025.05                0.31
--------------------------------------------------------------------------------
Total                      3,100        $314,552,438.38             100.00%
================================================================================

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.

=============================================================================================================
                                 Mortgage Rates
-------------------------------------------------------------------------------------------------------------
                                 Number of
Range of Mortgage Rates (%)      Mortgage         Statistical Calculation         % of Statistical Calculation
                                  Loans            Date Loan Balance ($)                Date Loan Balance

-------------------------------------------------------------------------------------------------------------
5.50%  -  5.99%                       5                   $652,596.17                         0.21%
6.00  -  6.49                        11                  1,740,085.67                          0.55
6.50  -  6.99                        57                  8,474,221.49                          2.69
7.00  -  7.49                        95                 12,578,327.39                             4
7.50  -  7.99                       356                 40,992,054.81                         13.03
8.00  -  8.49                       293                 30,672,908.54                          9.75
8.50  -  8.99                       606                 65,617,521.88                         20.86
9.00  -  9.49                       337                 33,690,662.72                         10.71
9.50  -  9.99                       493                 47,652,304.48                         15.15
10.00  - 10.49                      257                 23,847,571.52                          7.58
10.50  - 10.99                      260                 22,850,458.30                          7.26
11.00  - 11.49                      111                  8,821,662.61                           2.8
11.50  - 11.99                      114                  9,116,910.48                           2.9
12.00  - 12.49                       55                  4,231,854.47                          1.35
12.50  - 12.99                       28                  1,721,562.84                          0.55
13.00  - 13.49                       10                    867,389.94                          0.28
13.50  - 13.99                       11                    964,814.71                          0.31
14.00%  - 14.49%                      1                     59,530.36                          0.02
-------------------------------------------------------------------------------------------------------------
Total                             3,100               $314,552,438.38                       100.00%
=============================================================================================================

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.

=====================================================================================================================
                            Original Term to Maturity
---------------------------------------------------------------------------------------------------------------------
Original Term to         Number of Mortgage          Statistical Calculation             % of Statistical Calculation
Maturity (months)            Loans                     Date Loan Balance ($)                    Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
0.00 -  60.00                   5                           $187,926.56                                   0.06%
60.01 -  96.00                 17                            580,746.45                                    0.18
96.01 - 132.00                 84                          4,946,191.31                                    1.57
132.01 - 168.00                 5                            403,587.64                                    0.13
168.01 - 204.00               711                         65,239,493.64                                   20.74
204.01 - 240.00               243                         22,614,193.34                                    7.19
240.01 - 276.00                 7                            740,773.83                                    0.24
276.01 - 312.00                35                          3,855,407.77                                    1.23
312.01 - 348.00                11                          1,067,964.88                                    0.34
348.01 - 360.00             1,982                        214,910,152.96                                   68.32
--------------------------------------------------------------------------------------------------------------------
TOTAL :                     3,100                       $314,552,438.38                                 100.00%
====================================================================================================================



=====================================================================================================================
                           Remaining Term to Maturity
---------------------------------------------------------------------------------------------------------------------
Remaining Term to        Number of Mortgage         Statistical Calculation             % of Statistical Calculation
Maturity (months)              Loans                 Date Loan Balance ($)                    Date Loan Balance

---------------------------------------------------------------------------------------------------------------------
0.00 -  60.00                    5                           $187,926.56                            0.06%
60.01 -  96.00                  17                            580,746.45                             0.18
96.01 - 132.00                  84                          4,946,191.31                             1.57
132.01 - 168.00                  5                            403,587.64                             0.13
168.01 - 204.00                711                         65,239,493.64                            20.74
204.01 - 240.00                243                         22,614,193.34                             7.19
240.01 - 276.00                  7                            740,773.83                             0.24
276.01 - 312.00                 35                          3,855,407.77                             1.23
312.01 - 348.00                 11                          1,067,964.88                             0.34
348.01 - 360.00              1,982                        214,910,152.96                            68.32
---------------------------------------------------------------------------------------------------------------------
TOTAL :                      3,100                       $314,552,438.38                          100.00%
=====================================================================================================================

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.


=================================================================================================================
                                    Seasoning
-----------------------------------------------------------------------------------------------------------------
                         Number of
Seasoning (months)        Mortgage           Statistical Calculation              % of Statistical Calculation
                            Loans              Date Loan Balance ($)                    Date Loan Balance
-----------------------------------------------------------------------------------------------------------------
0.00 -   6.00               2,678                $267,694,441.20                              85.10%
6.01 -  12.00                 422                  46,857,997.18                               14.90
-----------------------------------------------------------------------------------------------------------------
TOTAL :                     3,100                $314,552,438.38                             100.00%
=================================================================================================================



===================================================================================================================
                          Original Loan-to-Value Ratio
-------------------------------------------------------------------------------------------------------------------
Range of Original LTV           Number of               Statistical Calculation        % of Statistical Calculation
    Ratios (%)                   Mortgage                  Date Loan Balance ($)             Date Loan Balance
                                  Loans
-------------------------------------------------------------------------------------------------------------------
0.00% -    25.00%                     21                         $889,256.02                           0.28%
25.01 -     50.00                    118                        6,453,195.82                            2.05
50.01 -     70.00                    257                       21,258,006.92                            6.76
70.01 -     75.00                    201                       19,126,558.59                            6.08
75.01 -     80.00                    433                       42,301,986.39                           13.45
80.01 -     85.00                    265                       27,130,585.79                            8.63
85.01 -     90.00                    559                       57,458,880.08                           18.27
90.01 -     95.00                    485                       53,558,537.63                           17.03
95.01 -    100.00                    744                       84,579,935.14                           26.89
100.01 -    105.00                    11                        1,271,802.91                            0.40
105.01 -    110.00                     3                          245,925.01                            0.08
110.01 -    115.00                     1                           67,391.07                            0.02
120.01% -   125.00%                    2                          210,377.01                            0.07
-------------------------------------------------------------------------------------------------------------------
TOTAL :                            3,100                     $314,552,438.38                         100.00%
===================================================================================================================

                          Group I Collateral Summary
                          ---------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.

=============================================================================================================
                                 Occupancy Type
-------------------------------------------------------------------------------------------------------------
                       Number of
Occupancy Type          Mortgage            Statistical Calculation           % of Statistical Calculation
                        Loans                Date Loan Balance ($)                  Date Loan Balance
-------------------------------------------------------------------------------------------------------------
Primary                 3,042                   $310,878,315.57                           98.83%
Second                      4                        282,752.93                             0.09
Investor                   54                      3,391,369.88                             1.08
-------------------------------------------------------------------------------------------------------------
Total                   3,100                   $314,552,438.38                          100.00%
=============================================================================================================



====================================================================================================================
                                  Property Type
--------------------------------------------------------------------------------------------------------------------
Property Type                   Number of              Statistical Calculation       % of Statistical Calculation
                                 Mortgage                 Date Loan Balance ($)             Date Loan Balance
                                  Loans
--------------------------------------------------------------------------------------------------------------------
Single Family                      2,947                     $298,184,046.34                   94.80%
1 to 4 Fam - Conv                     74                        9,282,527.76                    2.95
PUD - Single Family                    8                        1,201,709.24                    0.38
Condominium - SF                      66                        5,621,017.15                    1.79
Multi-family 5 or more                 2                          147,272.57                    0.05
Industrial/Warehouse                   3                          115,865.32                    0.04
--------------------------------------------------------------------------------------------------------------------
Total                              3,100                     $314,552,438.38                 100.00%
====================================================================================================================



=============================================================================================================
                                Loan Purpose
-------------------------------------------------------------------------------------------------------------
                      Number of
Loan Purpose           Mortgage           Statistical Calculation           % of Statistical Calculation
                        Loans              Date Loan Balance ($)                  Date Loan Balance
-------------------------------------------------------------------------------------------------------------
Cashout/Refi            1,423               $143,812,509.87                             45.72%
Purchase                  358                 37,535,741.84                              11.93
Rate/Term Refi          1,292                130,307,473.13                              41.43
Unknown                    27                  2,896,713.54                               0.92
-------------------------------------------------------------------------------------------------------------
Total                   3,100               $314,552,438.38                            100.00%
=============================================================================================================

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.

=============================================================================================================
                               Documentation Type
-------------------------------------------------------------------------------------------------------------
                          Number of
Documentation Type         Mortgage         Statistical Calculation           % of Statistical Calculation
                            Loans             Date Loan Balance ($)                 Date Loan Balance
-------------------------------------------------------------------------------------------------------------
Full                        3,091              $313,413,051.93                             99.64%
NIQ                             1                   127,083.86                               0.04
Unknown                         8                 1,012,302.59                               0.32
-------------------------------------------------------------------------------------------------------------
Total                       3,100              $314,552,438.38                            100.00%
=============================================================================================================



============================================================================================================
                                  Credit Grade
------------------------------------------------------------------------------------------------------------
                      Number of
Credit Grade           Mortgage           Statistical Calculation            % of Statistical Calculation
                        Loans              Date Loan Balance ($)                  Date Loan Balance
------------------------------------------------------------------------------------------------------------
A+                      529                 $58,840,018.59                            18.71%
A                       746                  82,370,468.02                             26.19
B+                      507                  51,667,770.95                             16.43
B                       477                  47,221,239.77                             15.01
C+                      359                  32,912,279.36                             10.46
C                       336                  29,120,089.91                              9.26
C-                      130                  10,575,851.28                              3.36
Unknown                  16                    1,844720.50                              0.59
------------------------------------------------------------------------------------------------------------
Total                 3,100                $314,552,438.38                           100.00%
============================================================================================================

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.

==================================================================================================
                            Geographical Distribution
--------------------------------------------------------------------------------------------------
                   Number of         Statistical Calculation          % of Statistical Calculation
State               Mortgage          Date Loan Balance ($)                  Date Loan Balance
                    Loans
--------------------------------------------------------------------------------------------------
AL                   169                $14,245,809.26                                4.53%
AR                    60                  4,574,646.88                                 1.45
AZ                    69                  7,968,341.59                                 2.53
CO                    61                 10,271,187.72                                 3.27
CT                    87                 11,524,546.51                                 3.66
DE                    21                  2,113,617.87                                 0.67
GA                   185                 20,206,718.95                                 6.42
IA                    20                  1,350,913.18                                 0.43
ID                     4                    444,944.95                                 0.14
IL                    96                 10,603,369.89                                 3.37
IN                   237                 21,518,727.86                                 6.84
KS                    21                  1,820,559.84                                 0.58
KY                    86                  7,678,771.53                                 2.44
LA                    76                  6,759,234.61                                 2.15
MA                    23                  3,426,571.79                                 1.09
MD                    36                  4,858,777.28                                 1.54
ME                     7                    581,966.99                                 0.18
MI                   171                 16,644,403.75                                 5.29
MN                    34                  3,633,452.29                                 1.16
MO                   102                  8,435,986.19                                 2.68
MS                    49                  3,913,222.88                                 1.24
MT                     1                     99,683.40                                 0.03
NC                   107                 10,763,273.33                                 3.42
ND                     2                     85,266.51                                 0.03
NE                    12                  1,093,158.70                                 0.35
NH                    17                  2,091,446.18                                 0.66
NJ                    74                  9,450,182.80                                 3.00
NM                     7                    781,965.82                                 0.25
NV                    15                  2,405,802.46                                 0.76
NY                   128                 19,170,739.96                                 6.09
OH                   229                 21,032,561.63                                 6.69
OK                    32                  2,359,663.20                                 0.75
OR                     8                  1,197,254.28                                 0.38
PA                   225                $22,442,966.63                                7.13%
==================================================================================================

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.


====================================================================================================
                            Geographical Distribution
----------------------------------------------------------------------------------------------------
               Number of         Statistical Calculation             % of Statistical Calculation
State           Mortgage          Date Loan Balance ($)                   Date Loan Balance
                Loans
----------------------------------------------------------------------------------------------------
RI                11               $1,376,135.94                                0.44%
SC                81                7,127,785.68                                 2.27
SD                 2                  108,165.87                                 0.03
TN               152               14,375,846.35                                 4.57
TX               198               15,053,024.69                                 4.79
UT                 9                1,058,909.92                                 0.34
VA               105               12,124,338.24                                 3.85
VT                 2                  148,245.63                                 0.05
WA                12                1,973,335.38                                 0.63
WI                33                3,563,096.36                                 1.13
WV                24                2,093,817.61                                 0.67
----------------------------------------------------------------------------------------------------
Total          3,100             $314,552,438.38                              100.00%
====================================================================================================

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.

====================================================================================================================
                             Prepayment Penalty Term
--------------------------------------------------------------------------------------------------------------------
                            Number of
Prepay Penalty Terms         Mortgage          Statistical Calculation             % of Statistical Calculation
(months)                      Loans             Date Loan Balance ($)                    Date Loan Balance
--------------------------------------------------------------------------------------------------------------------
0                            1,102                    $106,199,254.25                          33.76%
6                                1                          43,148.12                            0.01
12                              98                      15,030,136.77                            4.78
24                              49                       5,818,388.64                            1.85
30                              19                       2,082,189.64                            0.66
36                           1,751                     178,036,494.80                            56.6
48                               1                          30,246.81                            0.01
60                              78                       7,258,935.26                            2.31
72                               1                          53,644.09                            0.02
--------------------------------------------------------------------------------------------------------------------
Total                        3,100                    $314,552,438.38                          100.00%
====================================================================================================================

                           Group I Collateral Summary
                           --------------------------

Collateral statistics for the fixed rate mortgage loans listed below are as of the Statistical Calculation Date.

===================================================================================================================
                                    Loan Type
-------------------------------------------------------------------------------------------------------------------
Loan Type          Number of Mortgage         Statistical Calculation              % of Statistical Calculation
                         Loans                Date Loan Balance ($)                     Date Loan Balance
-------------------------------------------------------------------------------------------------------------------
Level Pay                2,705                  $272,727,155.93                                86.70%
Balloon                    395                    41,825,282.45                                  13.3
-------------------------------------------------------------------------------------------------------------------
Total                    3,100                  $314,552,438.38                               100.00%
===================================================================================================================



===================================================================================================================
                            Credit Score Distribution
-------------------------------------------------------------------------------------------------------------------
Credit Score Range         Number of           Statistical Calculation             % of Statistical Calculation
                            Mortgage             Date Loan Balance ($)                    Date Loan Balance
                             Loans
-------------------------------------------------------------------------------------------------------------------
0.00 - 530.00                  5                      $356,899.67                               0.11%
530.01 - 550.00              134                    10,561,354.77                                3.36
550.01 - 575.00              277                    25,308,043.57                                8.05
575.01 - 600.00              362                    34,459,293.97                               10.96
600.01 - 625.00              407                    38,546,860.33                               12.25
625.01 - 650.00              447                    44,153,881.99                               14.04
650.01 - 675.00              380                    42,012,238.03                               13.36
675.01 - 700.00              453                    47,317,435.03                               15.04
700.01 - 725.00              272                    31,912,076.03                               10.15
725.01 - 750.00              186                    21,784,628.28                                6.93
750.01 - 775.00              134                    13,424,781.94                                4.27
775.01 - 800.00               36                     4,014,137.94                                1.28
800.01 - 825.00                7                       700,806.83                                0.22
-----------------------------------------------------------------------------------------------------
TOTAL :                    3,100                  $314,552,438.38                             100.00%
===================================================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

================================================================================
                                    Collateral Summary    Ranges (if applicable)
--------------------------------------------------------------------------------
Total Number of Loans                            2974
Total Outstanding Loan Balance        $396,701,158.66
Average Loan Principal Balance            $133,389.76   $19,890.96 - $455,488.86
WA Coupon                                       8.82%             5.86% - 12.39%
ARM Characteristics
        Margin                                  7.93%
        First Periodic Cap                      2.82%
        Subsequent Periodic Cap                 1.19%
        Lifetime Max                           15.27%
        Lifetime Min                            7.93%
WA Original Term (mo.)                            359                  180 - 360
WA Remaining Term (mo.)                           354                  172 - 358
WA Original LTV                                90.55%           23.69% - 123.03%
WA FICO                                           639
1st Liens (%)                                 100.00%
Balloons (%)                                    0.02%
Loan Type
           1/6 ARM                              0.01%
        2/1 ARM                                 0.03%
      2/6 ARM                                  89.76%
        3/6 ARM                                10.05%
      6 Mo                                      0.15%
Property Type
       Single Family                           94.23%
       1-4 Family                               2.31%
       Condo                                    2.62%
       Multi-Family                             0.07%
       PUD                                      0.67%
       Warehouse                                0.10%
Occupancy Status
        Primary Home                           99.58%
        Second Home                             0.12%
        Investment                              0.30%
Loan Purpose
      Cash-out Refi                            47.90%
      Purchase                                 23.68%
      Rate-Term Refi                           27.30%
      Unknown                                   1.12%
Geographic Distribution
                                    GA:         9.70%
                                    MI:         9.00%
                                    IL:         6.74%
                                    NC:         6.46%
                                    MN:         5.57%
================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

=================================================================================================================
                    Original Mortgage Loan Principal Balances
-----------------------------------------------------------------------------------------------------------------
Range of Balances ($)               Number of         Statistical Calculation     % of Statistical Calculation
                                     Mortgage           Date Loan Balance ($)            Date Loan Balance
                                      Loans
-----------------------------------------------------------------------------------------------------------------
$0.00 -   $25,000.00                    4                    $84,516.90                          0.02%
25,000.01 -   50,000.00                73                  3,173,684.29                           0.80
50,000.01 -    75,000.00              366                 23,537,346.25                           5.93
75,000.01 -    100,000.00             552                 48,471,759.00                          12.22
100,000.01 -  125,000.00              555                 62,825,952.05                          15.84
125,000.01 -   150,000.00             492                 67,418,050.58                          16.99
150,000.01 -    175,000.00            343                 55,546,718.16                          14.00
175,000.01 -    200,000.00            234                 43,896,861.39                          11.07
200,000.01 -    225,000.00            109                 23,049,211.86                           5.81
225,000.01 -    250,000.00             96                 22,839,722.50                           5.76
250,000.01 -    275,000.00             47                 12,279,712.64                           3.10
275,000.01 -    300,700.00             35                 10,071,692.26                           2.54
300,700.01 -    325,000.00             24                  7,450,844.17                           1.88
325,000.01 -    350,000.00             15                  5,041,596.53                           1.27
350,000.01 -    375,000.00             12                  4,304,759.51                           1.09
375,000.01 -    400,000.00             15                  5,818,757.30                           1.47
425,000.01 -    450,000.00              1                    434,484.41                           0.11
$450,000.01 -    $475,000.00            1                    455,488.86                           0.11
-----------------------------------------------------------------------------------------------------------------
TOTAL :                             2,974               $396,701,158.66                        100.00%
=================================================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

===================================================================================================================
                    Current Mortgage Loan Principal Balances
-------------------------------------------------------------------------------------------------------------------
                                    Number of
Range of Balances ($)                Mortgage         Statistical Calculation       % of Statistical Calculation
                                      Loans             Date Loan Balance ($)              Date Loan Balance
-------------------------------------------------------------------------------------------------------------------
$0.00 -   $25,000.00                    4                     $84,516.90                        0.02%
25,000.01 -   50,000.00                74                   3,223,537.31                         0.81
50,000.01 -   75,000.00               366                  23,555,585.90                         5.94
75,000.01 -   100,000.00              552                  48,503,649.31                        12.23
100,000.01 -  125,000.00              557                  63,100,090.28                        15.91
125,000.01 -  150,000.00              496                  68,085,376.22                        17.16
150,000.01 -  175,000.00              341                  55,379,588.14                        13.96
175,000.01 -   200,000.00             230                  43,222,442.89                        10.90
200,000.01 -   225,000.00             109                  23,073,597.64                         5.82
225,000.01 -   250,000.00              98                  23,364,181.94                         5.89
250,000.01 -   275,000.00              45                  11,805,438.68                         2.98
275,000.01 -   300,700.00              34                   9,797,222.67                         2.47
300,700.01 -   325,000.00              24                   7,450,844.17                         1.88
325,000.01 -   350,000.00              15                   5,041,596.53                         1.27
350,000.01 -   375,000.00              12                   4,304,759.51                         1.09
375,000.01 -   400,000.00              15                   5,818,757.30                         1.47
425,000.01 -   450,000.00               1                     434,484.41                         0.11
$450,000.01 -  $475,000.00              1                     455,488.86                         0.11
-------------------------------------------------------------------------------------------------------------------
TOTAL :                             2,974                $396,701,158.66                      100.00%
===================================================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

===================================================================================================================
                                 Mortgage Rates
-------------------------------------------------------------------------------------------------------------------
                             Number of
Range of Mortgage             Mortgage            Statistical Calculation            % of Statistical Calculation
Rates (%)                      Loans                Date Loan Balance ($)                   Date Loan Balance
-------------------------------------------------------------------------------------------------------------------
5.50%  -  5.99%                        3                 $652,020.33                              0.16%
6.00  -  6.49                         13                1,805,620.67                               0.46
6.50  -  6.99                         76               11,603,812.39                               2.93
7.00  -  7.49                        147               22,685,030.45                               5.72
7.50  -  7.99                        345               50,488,179.52                              12.73
8.00  -  8.49                        397               57,690,792.48                              14.54
8.50  -  8.99                        740              101,849,470.00                              25.67
9.00  -  9.49                        385               48,283,953.22                              12.17
9.50  -  9.99                        500               61,265,198.08                              15.44
10.00  - 10.49                       168               18,366,885.66                               4.63
10.50  - 10.99                       134               14,886,549.23                               3.75
11.00  - 11.49                        36                4,138,060.61                               1.04
11.50  - 11.99                        22                2,128,906.30                               0.54
12.00%  - 12.49%                       8                  856,679.72                               0.22
-------------------------------------------------------------------------------------------------------------------
Total                              2,974             $396,701,158.66                             100.00%
===================================================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

===================================================================================================================
                            Original Term to Maturity
-------------------------------------------------------------------------------------------------------------------
                      Number of
Original Term to      Mortgage               Statistical Calculation               % of Statistical Calculation
Maturity (months)       Loans                 Date Loan Balance ($)                     Date Loan Balance
-------------------------------------------------------------------------------------------------------------------
168.01 - 204.00           8                        $929,267.20                                  0.23%
204.01 - 240.00          12                       1,377,955.80                                   0.35
276.01 - 312.00           4                         751,595.96                                   0.19
348.01 - 360.00       2,950                     393,642,339.70                                  99.23
-------------------------------------------------------------------------------------------------------------------
TOTAL :               2,974                    $396,701,158.66                                100.00%
===================================================================================================================


============================================================================================================
                           Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------
Remaining Term           Number of
to Maturity              Mortgage            Statistical Calculation        % of Statistical Calculation
(months)                  Loans               Date Loan Balance ($)              Date Loan Balance
------------------------------------------------------------------------------------------------------------
168.01 - 204.00              8                     $929,267.20                          0.23%
204.01 - 240.00             12                    1,377,955.80                           0.35
276.01 - 312.00              4                      751,595.96                           0.19
312.01 - 348.00              1                      147,200.17                           0.04
348.01 - 360.00          2,949                  393,495,139.53                          99.19
------------------------------------------------------------------------------------------------------------
TOTAL :                  2,974                 $396,701,158.66                        100.00%
============================================================================================================


===================================================================================================================
                                    Seasoning
-------------------------------------------------------------------------------------------------------------------
                      Number of
Seasoning              Mortgage               Statistical Calculation               % of Statistical Calculation
(months)                Loans                  Date Loan Balance ($)                     Date Loan Balance
-------------------------------------------------------------------------------------------------------------------
0.00 -   6.00           2,641                     $354,245,415.05                               89.30%
6.01 -  12.00             332                       42,308,543.44                                10.67
12.01 -  18.00              1                          147,200.17                                 0.04
-------------------------------------------------------------------------------------------------------------------
TOTAL :                 2,974                     $396,701,158.66                              100.00%
===================================================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

====================================================================================================
                          Original Loan-to-Value Ratio
----------------------------------------------------------------------------------------------------
                       Number of
Range of Original       Mortgage      Statistical Calculation        % of Statistical Calculation
LTV Ratio (%)           Loans           Date Loan Balance ($)              Date Loan Balance
----------------------------------------------------------------------------------------------------
0.00% -  25.00%           1                $20,546.61                           0.01%
25.01 -  50.00           27              2,148,479.40                            0.54
50.01 -  70.00          106             11,051,184.63                            2.79
70.01 -  75.00           94             12,180,524.15                            3.07
75.01 -  80.00          361             46,390,921.01                           11.69
80.01 -  85.00          270             34,113,708.57                            8.60
85.01 -  90.00          727             98,425,436.42                           24.81
90.01 -  95.00          463             67,096,854.07                           16.91
95.01 -  100.00         908            122,273,129.97                           30.82
100.01 -  105.00         11              1,984,321.19                            0.50
105.01 -  110.00          2                272,277.97                            0.07
115.01 -  120.00          1                301,560.75                            0.08
120.01% -  125.00%        3                442,213.92                            0.11
----------------------------------------------------------------------------------------------------
TOTAL :               2,974           $396,701,158.66                         100.00%
====================================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

========================================================================================================
                                 Occupancy Type
--------------------------------------------------------------------------------------------------------
Occupancy Type      Number of           Statistical Calculation        % of Statistical Calculation
                     Mortgage            Date Loan Balance ($)              Date Loan Balance
                      Loans

--------------------------------------------------------------------------------------------------------
Primary              2,959             $395,050,889.40                              99.58%
Second                   3                  474,767.37                                0.12
Investor                12                1,175,501.89                                 0.3
--------------------------------------------------------------------------------------------------------
Total                2,974             $396,701,158.66                             100.00%
========================================================================================================



========================================================================================================
                                                    Property Type
---------------------------------------------------------------------------------------------------
                          Number of
Property Type               Mortgage       Statistical Calculation     % of Statistical Calculation
                             Loans          Date Loan Balance ($)            Date Loan Balance
---------------------------------------------------------------------------------------------------
Single Family                2,808           $373,825,070.89                     94.23%
1 to 4 Fam - Conv               65              9,166,751.93                       2.31
PUD - Single Family             14              2,643,748.71                       0.67
Condominium - SF                81             10,403,955.97                       2.62
Multi-family 5 or more           2                274,719.91                       0.07
Industrial/Warehouse             4                386,911.25                        0.1
---------------------------------------------------------------------------------------------------
Total                        2,974           $396,701,158.66                    100.00%
===================================================================================================



========================================================================================================
                                  Loan Purpose
--------------------------------------------------------------------------------------------------------
Loan Purpose          Number of           Statistical Calculation       % of Statistical Calculation
                      Mortgage             Date Loan Balance ($)              Date Loan Balance
                       Loans
--------------------------------------------------------------------------------------------------------
Cashout/Refi          1,478                 $190,027,359.96                    47.90%
Purchase                711                   93,920,836.06                     23.68
Rate/Term Refi          752                  108,300,895.78                      27.3
Unknown                  33                    4,452,066.86                      1.12
--------------------------------------------------------------------------------------------------------
Total                 2,974                 $396,701,158.66                   100.00%
========================================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

========================================================================================================
                               Documentation Type
--------------------------------------------------------------------------------------------------------
Documentation Type     Number of Mortgage     Statistical Calculation    % of Statistical Calculation
                            Loans               Date Loan Balance ($)          Date Loan Balance

--------------------------------------------------------------------------------------------------------
Full                        2,962                $394,235,489.35                 99.38%
NIQ                             2                     388,534.91                   0.10
Unknown                        10                   2,077,134.40                   0.52
--------------------------------------------------------------------------------------------------------
Total                       2,974                $396,701,158.66                100.00%
========================================================================================================



========================================================================================================
                                  Credit Grade
--------------------------------------------------------------------------------------------------------
Risk Grade      Number of Mortgage       Statistical Calculation     % of Statistical Calculation
                     Loans                Date Loan Balance ($)             Date Loan Balance
--------------------------------------------------------------------------------------------------------
A+                   308                  $42,100,811.29                         10.61%
A                    632                   86,456,947.71                          21.79
B+                   599                   80,544,895.95                           20.3
B                    513                   70,409,646.18                          17.75
C+                   392                   52,007,962.26                          13.11
C                    375                   46,590,761.07                          11.74
C-                   137                   15,425,312.19                           3.89
Unknown               18                    3,164,822.01                           0.80
--------------------------------------------------------------------------------------------------------
Total              2,974                 $396,701,158.66                        100.00%
========================================================================================================


========================================================================================================
                                    Loan Type
--------------------------------------------------------------------------------------------------------
                   Number of     Statistical Calculation      % of Statistical Calculation
Loan Type           Mortgage       Date Loan Balance ($)             Date Loan Balance
                    Loans
--------------------------------------------------------------------------------------------------------
6 MO ARM              5               $601,236.51                         0.15%
1/6 ARM               1                 35,958.02                          0.01
2/6 ARM           2,639            356,081,334.98                         89.76
2/1 ARM               1                128,390.34                          0.03
3                   328             39,854,238.81                         10.05
/6 ARM
--------------------------------------------------------------------------------------------------------
Total             2,974           $396,701,158.66                       100.00%
========================================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

=========================================================================================
                            Geographical Distribution
-----------------------------------------------------------------------------------------
State   Number of Mortgage     Statistical Calculation       % of Statistical Calculation
            Loans                Date Loan Balance ($)              Date Loan Balance
-----------------------------------------------------------------------------------------
AK           1                    $118,697.54                          0.03%
AL          58                   6,498,161.43                           1.64
AR          24                   2,066,719.79                           0.52
AZ          98                  13,460,710.39                           3.39
CO         110                  20,333,327.26                           5.13
CT          44                   7,252,140.25                           1.83
DE          11                   1,524,339.73                           0.38
FL           1                      45,139.37                           0.01
GA         263                  38,460,525.78                            9.7
IA          39                   3,383,902.58                           0.85
ID           4                     472,892.15                           0.12
IL         177                  26,733,672.46                           6.74
IN         110                  10,480,731.64                           2.64
KS          28                   3,958,878.09                           1.00
KY          55                   5,768,357.07                           1.45
LA          44                   4,648,524.62                           1.17
MA          33                   5,963,802.04                           1.50
MD          57                  10,071,849.91                           2.54
ME           7                     771,511.39                           0.19
MI         269                  35,688,197.48                           9.00
MN         153                  22,107,624.42                           5.57
MO         110                  12,868,927.96                           3.24
MS          26                   2,496,081.11                           0.63
MT           1                     139,344.07                           0.04
NC         216                  25,612,267.51                           6.46
ND           2                     189,528.92                           0.05
NE          14                   1,620,720.06                           0.41
NH          14                   2,620,568.12                           0.66
NJ          57                   9,698,945.51                           2.44
NM           8                   1,172,054.15                           0.30
NV          28                  $4,606,139.12                          1.16%
=========================================================================================

                          Group II Collateral Summary
                          ---------------------------

=========================================================================================
                            Geographical Distribution
-----------------------------------------------------------------------------------------
State    Number of Mortgage     Statistical Calculation     % of Statistical Calculation
             Loans                Date Loan Balance ($)           Date Loan Balance
-----------------------------------------------------------------------------------------
NY           23                  $3,965,966.90                          1.00%
OH          193                  22,047,287.08                           5.56
OK           25                   2,731,155.71                           0.69
OR           31                   5,268,471.57                           1.33
PA           89                  10,843,805.35                           2.73
RI           15                   2,079,599.46                           0.52
SC           79                   9,174,543.76                           2.31
SD            1                     110,250.39                           0.03
TN          124                  13,738,025.72                           3.46
TX           75                  10,180,624.91                           2.57
UT           24                   3,444,753.86                           0.87
VA          107                  16,079,569.37                           4.05
VT            1                      66,705.24                           0.02
WA           30                   5,249,930.03                           1.32
WI           79                   9,376,345.07                           2.36
WV           16                   1,509,842.32                           0.38
-----------------------------------------------------------------------------------------
Total     2,974                $396,701,158.66                        100.00%
=========================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

============================================================================================
                                  Gross Margins
--------------------------------------------------------------------------------------------
                   Number of
Range of Gross      Mortgage      Statistical Calculation     % of Statistical Calculation
Margins (%)          Loans          Date Loan Balance ($)            Date Loan Balance
--------------------------------------------------------------------------------------------
ZERO MARGIN:           3                $391,269.70                        0.10%
1.50%  -  1.99%        1                 120,703.94                         0.03
3.50  -   3.99         3                 247,391.30                         0.06
4.00  -   4.49         4                 716,748.69                         0.18
4.50  -   4.99        13               1,868,353.61                         0.47
5.00  -   5.49        40               5,601,023.57                         1.41
5.50  -   5.99       103              13,936,706.02                         3.51
6.00  -   6.49       160              23,089,376.46                         5.82
6.50  -   6.99       257              38,301,472.87                         9.65
7.00  -   7.49       363              49,438,941.10                        12.46
7.50  -   7.99       533              72,528,531.59                        18.28
8.00  -   8.49       462              62,065,260.89                        15.65
8.50  -   8.99       444              56,867,550.51                        14.34
9.00  -   9.49       278              34,279,027.66                         8.64
9.50  -   9.99       153              18,996,705.05                         4.79
10.00  -  10.49       87              10,549,668.08                         2.66
10.50  -  10.99       41               4,482,536.90                         1.13
11.00  -  11.49       21               2,249,929.46                         0.57
11.50  -  11.99        4                 635,338.60                         0.16
12.00%  -  12.49%      4                 334,622.66                         0.08
--------------------------------------------------------------------------------------------
Total              2,974            $396,701,158.66                      100.00%
============================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

=========================================================================================
                          Next Interest Adjustment Date
-----------------------------------------------------------------------------------------
Next Interest     Number of     Statistical Calculation     % of Statistical Calculation
Adjustment Date   Mortgage        Date Loan Balance ($)          Date Loan Balance
                   Loans
-----------------------------------------------------------------------------------------
Sep-02               3                $466,622.72                    0.12%
Oct-02               2                 134,613.79                     0.03
Mar-03               1                  35,958.02                     0.01
Jun-03               1                 147,200.17                     0.04
Oct-03               3                 310,724.51                     0.08
Nov-03               5                 872,056.19                     0.22
Dec-03              28               4,245,435.97                     1.07
Jan-04              43               5,218,316.38                     1.32
Feb-04             197              25,083,517.13                     6.32
Mar-04             358              44,581,444.44                    11.24
Apr-04             755              96,731,576.36                    24.38
May-04             758             102,180,705.49                    25.76
Jun-04             338              50,005,479.74                    12.61
Jul-04             154              26,833,268.94                     6.76
Dec-04               3                 290,418.07                     0.07
Jan-05               6                 758,285.07                     0.19
Feb-05              47               5,529,790.12                     1.39
Mar-05              92              11,642,289.59                     2.93
Apr-05              90              10,954,054.52                     2.76
May-05              79               9,239,446.57                     2.33
Jun-05              10               1,240,085.69                     0.31
Jul-05               1                 199,869.18                     0.05
-----------------------------------------------------------------------------------------
Total            2,974            $396,701,158.66                  100.00%
=========================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

============================================================================================
                                  Maximum Rates
--------------------------------------------------------------------------------------------
Range of Maximum    Number of     Statistical Calculation     % of Statistical Calculation
Rates (%)            Mortgage       Date Loan Balance ($)            Date Loan Balance
                     Loans
--------------------------------------------------------------------------------------------
10.00% - 10.49%         1               $179,771.53                     0.05%
10.50 - 10.99           1                130,547.02                      0.03
11.00 - 11.49           2                179,763.98                      0.05
11.50 - 11.99           4                736,856.67                      0.19
12.00 - 12.49          11              1,505,114.37                      0.38
12.50 - 12.99          48              7,126,754.08                      1.80
13.00 - 13.49          88             12,891,460.69                      3.25
13.50 - 13.99         258             36,503,179.13                      9.20
14.00 - 14.49         313             43,878,928.94                     11.06
14.50 - 14.99         591             80,097,188.84                     20.19
15.00 - 15.49         381             50,665,384.19                     12.77
15.50 - 15.99         534             70,956,868.55                     17.89
16.00 - 16.49         227             27,858,906.78                      7.02
16.50 - 16.99         277             35,226,034.89                      8.88
17.00 - 17.49          92             11,305,719.18                      2.85
17.50 - 17.99          84              9,730,535.63                      2.45
18.00 - 18.49          50              6,190,071.52                      1.56
18.50 - 18.99           6                610,017.60                      0.15
19.00 - 19.49           3                247,450.05                      0.06
>=20.00%                3                680,605.02                      0.17
-------------------------------------------------------------------------------------------
Total               2,974           $396,701,158.66                   100.00%
===========================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

============================================================================================
                                  Minimum Rates
--------------------------------------------------------------------------------------------
Range of Minimum    Number of     Statistical Calculation     % of Statistical Calculation
Rates (%)           Mortgage       Date Loan Balance ($)            Date Loan Balance
                    Loans
--------------------------------------------------------------------------------------------
1.50% -  1.99%        1                $120,703.94                      0.03%
3.50 -  3.99          3                 247,391.30                       0.06
4.00 -  4.49          4                 716,748.69                       0.18
4.50 -  4.99         13               1,868,353.61                       0.47
5.00 -  5.49         40               5,601,023.57                       1.41
5.50 -  5.99        103              13,936,706.02                       3.51
6.00 -  6.49        160              23,089,376.46                       5.82
6.50 -  6.99        257              38,301,472.87                       9.65
7.00 -  7.49        364              49,531,645.33                      12.49
7.50 -  7.99        532              72,435,827.36                      18.26
8.00 -  8.49        462              62,065,260.89                      15.65
8.50 -  8.99        445              57,097,282.09                      14.39
9.00 -  9.49        279              34,325,953.51                       8.65
9.50 -  9.99        153              18,996,705.05                       4.79
10.00 - 10.49        87              10,549,668.08                       2.66
10.50 - 10.99        42               4,597,149.17                       1.16
11.00 - 11.49        21               2,249,929.46                       0.57
11.50 - 11.99         5                 671,296.62                       0.17
12.00% - 12.49%       3                 298,664.64                       0.08
--------------------------------------------------------------------------------------------
Total             2,974            $396,701,158.66                      100.00%
============================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

====================================================================================================
                            Initial Periodic Rate Cap
----------------------------------------------------------------------------------------------------
Range of Initial           Number of     Statistical Calculation      % of Statistical Calculation
Periodic Rate Cap (%)      Mortgage       Date Loan Balance ($)             Date Loan Balance
                            Loans
----------------------------------------------------------------------------------------------------
1.00%                        34             $4,445,893.67                          1.12%
1.50                         63              8,402,750.96                          2.12
2.00                        438             50,450,767.58                         12.72
3.00%                     2,439            333,401,746.45                         84.04
----------------------------------------------------------------------------------------------------
Total                     2,974           $396,701,158.66                       100.00%
====================================================================================================


====================================================================================================
                          Subsequent Periodic Rate Cap
----------------------------------------------------------------------------------------------------
Range of Subsequent       Number of      Statistical Calculation       % of Statistical Calculation
Periodic Rate Cap (%)     Mortgage         Date Loan Balance ($)              Date Loan Balance
                           Loans
----------------------------------------------------------------------------------------------------
1.00%                     2,103            $269,075,528.45                          67.83%
1.50                        630             101,022,857.93                           25.47
2.00                        240              26,534,464.17                            6.69
3.00%                         1                  68,308.11                            0.02
----------------------------------------------------------------------------------------------------
Total                     2,974            $396,701,158.66                         100.00%
====================================================================================================

                          Group II Collateral Summary
                          ---------------------------

Collateral statistics for the adjustable rate mortgage loans listed below are as of the Statistical Calculation Date.

====================================================================================================
                             Prepayment Penalty Term
----------------------------------------------------------------------------------------------------
Prepay Penalty   Number of Mortgage     Statistical Calculation     % of Statistical Calculation
Term (months)         Loans             Date Loan Balance ($)           Date Loan Balance
----------------------------------------------------------------------------------------------------
0                      667                 $95,272,470.46                   24.02%
12                     101                  15,202,821.00                     3.83
18                       1                     156,922.83                     0.04
24                   1,008                 134,551,314.21                    33.92
30                      47                   5,710,054.63                     1.44
36                   1,124                 143,270,567.31                    36.12
48                       4                     395,689.01                      0.1
60                      21                   2,009,630.01                     0.51
360                      1                     131,689.20                     0.03
----------------------------------------------------------------------------------------------------
Total                2,974                $396,701,158.66                  100.00%
====================================================================================================


===============================================================================================
                                              Credit Score Distribution
-----------------------------------------------------------------------------------------------
Credit Score Range    Number of     Statistical Calculation      % of Statistical Calculation
                      Mortgage        Date Loan Balance ($)           Date Loan Balance
                       Loans
-----------------------------------------------------------------------------------------------
0.00 - 530.00            7              $812,724.49                         0.20%
530.01 - 550.00        146            17,007,804.73                          4.29
550.01 - 575.00        314            38,948,353.07                          9.82
575.01 - 600.00        391            50,220,686.98                         12.66
600.01 - 625.00        411            57,932,801.16                         14.60
625.01 - 650.00        511            69,423,515.68                         17.50
650.01 - 675.00        468            62,745,799.43                         15.82
675.01 - 700.00        323            43,806,175.99                         11.04
700.01 - 725.00        201            27,836,693.03                          7.02
725.01 - 750.00        108            14,848,624.08                          3.74
750.01 - 775.00         60             8,723,386.85                          2.20
775.01 - 800.00         29             3,644,844.88                          0.92
800.01 - 825.00          4               683,426.11                          0.17
 > 850.01                1                66,322.18                          0.02
-----------------------------------------------------------------------------------------------
TOTAL :              2,974          $396,701,158.66                       100.00%
===============================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

================================================================================
                                  Collateral Summary      Ranges (if applicable)
--------------------------------------------------------------------------------
Total Number of Loans                          6,074
Total Outstanding Loan Balance       $711,253,597.04
Average Loan Principal Balance           $117,098.06   $11,454.87 - $487,248.42
WA Coupon                                      8.98%             5.69% - 14.15%
WA Original Term (mo.)                           337                   60 - 360
WA Remaining Term (mo.)                          332                   55 - 358
WA Original LTV                               89.04%            5.28% - 123.66%
WA FICO                                          645
1st Liens (%)                                100.00%
Balloons (%)                                   5.89%
Loan Type
      Fixed                                   44.23%
        1/6 ARM                                0.01%
        2/1 ARM                                0.02%
      2/6 ARM                                 50.06%
        3/6 ARM                                5.60%
      6 Mo ARM                                 0.09%
Property Type
             Single Family                    94.48%
       1-4 Family                              2.59%
       Condo                                   2.25%
       PUD                                     0.54%
       Multi-family 5 or more                  0.06%
       Industrial/Warehouse                    0.07%
Occupancy Status
        Primary Home                          99.25%
         Second Home                           0.11%
         Investment                            0.64%
Loan Purpose
   Cash-out Refinance                         46.94%
    Purchase                                  18.48%
    Rate/Term Refi                            33.55%
    Unknown                                    1.03%
Geographic Distribution
                                    GA         8.25%
                                    MI         7.36%
                                    OH         6.06%
                                    IL         5.25%
                                    NC         5.11%
================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

=====================================================================================================================
                    Original Mortgage Loan Principal Balances
--------------------------------------------------------------------------------------------------------------
                                 Number of
Range of Balances ($)             Mortgage          Statistical Calculation     % of Statistical Calculation
                                   Loans            Date Loan Balance ($)            Date Loan Balance
--------------------------------------------------------------------------------------------------------------
$0.00 -  $25,000.00                 37                  $766,921.07                      0.11%
25,000.01 -  50,000.00             457                18,826,666.71                       2.65
50,000.01 -   75,000.00          1,093                69,358,330.89                       9.75
75,000.01 -   100,000.00         1,230               107,050,069.43                      15.05
100,000.01 -  125,000.00         1,057               119,101,575.07                      16.75
125,000.01 -  150,000.00           786               107,405,566.85                      15.10
150,000.01 -  175,000.00           537                86,848,928.89                      12.21
175,000.01 -  200,000.00           342                64,019,418.34                       9.00
200,000.01 -  225,000.00           176                37,289,997.41                       5.24
225,000.01 -  250,000.00           142                33,746,985.64                       4.74
250,000.01 -  275,000.00            66                17,238,087.69                       2.42
275,000.01 -  300,700.00            49                14,086,336.29                       1.98
300,700.01 -  325,000.00            34                10,537,309.83                       1.48
325,000.01 -  350,000.00            22                 7,383,503.81                       1.04
350,000.01 -  375,000.00            19                 6,804,541.61                       0.96
375,000.01 -  400,000.00            22                 8,530,921.80                       1.20
400,000.01 -  425,000.00             1                   405,437.39                       0.06
425,000.01 -  450,000.00             1                   434,484.41                       0.06
450,000.01 -  475,000.00             1                   455,488.86                       0.06
$475,000.01 -  $500,000.00           2                   963,025.05                       0.14
--------------------------------------------------------------------------------------------------------------
TOTAL :                          6,074              $711,253,597.04                    100.00%
==============================================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

========================================================================================================
                                       Current Mortgage Loan Principal Balances
--------------------------------------------------------------------------------------------------------
                               Number of
Range of Balances ($)            Mortgage      Statistical Calculation     % of Statistical Calculation
                                  Loans         Date Loan Balance ($)           Date Loan Balance
--------------------------------------------------------------------------------------------------------
$0.00 -   $25,000.00                38             $791,484.44                      0.11%
25,000.01 -  50,000.00             463           19,146,875.07                       2.69
50,000.01 -  75,000.00           1,098           69,903,721.49                       9.83
75,000.01 -  100,000.00          1,222          106,558,074.22                      14.98
100,000.01 -  125,000.00         1,063          119,942,949.86                      16.86
125,000.01 -  150,000.00           785          107,504,677.80                      15.11
150,000.01 -  175,000.00           536           86,906,157.55                      12.22
175,000.01 -  200,000.00           336           63,023,129.11                       8.86
200,000.01 -  225,000.00           175           37,114,689.23                       5.22
225,000.01 -  250,000.00           144           34,271,445.08                       4.82
250,000.01 -  275,000.00            65           17,038,765.64                       2.40
275,000.01 -  300,700.00            49           14,137,098.07                       1.99
300,700.01 -  325,000.00            32            9,937,126.55                       1.40
325,000.01 -  350,000.00            22            7,383,503.81                       1.04
350,000.01 -  375,000.00            19            6,804,541.61                       0.96
375,000.01 -  400,000.00            22            8,530,921.80                       1.20
400,000.01 -  425,000.00             1              405,437.39                       0.06
425,000.01 -  450,000.00             1              434,484.41                       0.06
450,000.01 -  475,000.00             1              455,488.86                       0.06
$475,000.01 -  $500,000.00           2              963,025.05                       0.14
--------------------------------------------------------------------------------------------------------
TOTAL :                          6,074         $711,253,597.04                    100.00%
========================================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

=====================================================================================================
                               Mortgage Rates
-----------------------------------------------------------------------------------------------------
                               Number of
Range of Mortgage Rates (%)     Mortgage     Statistical Calculation   % of Statistical Calculation
                                 Loans       Date Loan Balance ($)         Date Loan Balance
-----------------------------------------------------------------------------------------------------
5.50%  -  5.99%                     8          $1,304,616.50                      0.18%
6.00  -  6.49                      24           3,545,706.34                       0.50
6.50  -  6.99                     133          20,078,033.88                       2.82
7.00  -  7.49                     242          35,263,357.84                       4.96
7.50  -  7.99                     701          91,480,234.33                      12.86
8.00  -  8.49                     690          88,363,701.02                      12.42
8.50  -  8.99                   1,346         167,466,991.88                      23.55
9.00  -  9.49                     722          81,974,615.94                      11.53
9.50  -  9.99                     993         108,917,502.56                      15.31
10.00  - 10.49                    425          42,214,457.18                       5.94
10.50  - 10.99                    394          37,737,007.53                       5.31
11.00  - 11.49                    147          12,959,723.22                       1.82
11.50  - 11.99                    136          11,245,816.78                       1.58
12.00  - 12.49                     63           5,088,534.19                       0.72
12.50  - 12.99                     28           1,721,562.84                       0.24
13.00  - 13.49                     10             867,389.94                       0.12
13.50  - 13.99                     11             964,814.71                       0.14
14.00%  - 14.49%                    1              59,530.36                       0.01
-----------------------------------------------------------------------------------------------------
Total                           6,074        $711,253,597.04                    100.00%
=====================================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

===========================================================================================
                            Original Term to Maturity
-------------------------------------------------------------------------------------------
                    Number of
Original Term to     Mortgage     Statistical Calculation     % of Statistical Calculation
Maturity (months)     Loans        Date Loan Balance ($)           Date Loan Balance
-------------------------------------------------------------------------------------------
0.00 -  60.00           5                $187,926.56                   0.03%
60.01 -  96.00         17                 580,746.45                    0.08
96.01 - 132.00         84               4,946,191.31                    0.70
132.01 - 168.00         5                 403,587.64                    0.06
168.01 - 204.00       719              66,168,760.84                    9.30
204.01 - 240.00       255              23,992,149.14                    3.37
240.01 - 276.00         7                 740,773.83                    0.10
276.01 - 312.00        39               4,607,003.73                    0.65
312.01 - 348.00        11               1,067,964.88                    0.15
348.01 - 360.00     4,932             608,558,492.66                   85.56
-------------------------------------------------------------------------------------------
TOTAL :             6,074            $711,253,597.04                 100.00%
===========================================================================================


===========================================================================================
                           Remaining Term to Maturity
-------------------------------------------------------------------------------------------
Remaining Term     Number of
to Maturity         Mortgage      Statistical Calculation    % of Statistical Calculation
(months)             Loans          Date Loan Balance ($)          Date Loan Balance
-------------------------------------------------------------------------------------------
0.00 -  60.00          5                 $187,926.56                   0.03%
60.01 -  96.00        17                  580,746.45                    0.08
96.01 - 132.00        84                4,946,191.31                    0.70
132.01 - 168.00        5                  403,587.64                    0.06
168.01 - 204.00      719               66,168,760.84                    9.30
204.01 - 240.00      255               23,992,149.14                    3.37
240.01 - 276.00        7                  740,773.83                    0.10
276.01 - 312.00       39                4,607,003.73                    0.65
312.01 - 348.00       12                1,215,165.05                    0.17
348.01 - 360.00    4,931              608,411,292.49                   85.54
-------------------------------------------------------------------------------------------
TOTAL :            6,074             $711,253,597.04                 100.00%
===========================================================================================


============================================================================================
                                    Seasoning
--------------------------------------------------------------------------------------------
                      Number of
Seasoning              Mortgage     Statistical Calculation   % of Statistical Calculation
(months)                Loans        Date Loan Balance ($)        Date Loan Balance
---------------------------------------------------------------------------------------------
0.01 -   6.00           5,319         $621,939,856.25                  87.44%
6.01 -  12.00             754           89,166,540.62                   12.54
12.01 -  18.00              1              147,200.17                    0.02
---------------------------------------------------------------------------------------------
TOTAL :                 6,074         $711,253,597.04                 100.00%
=============================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

=================================================================================================
                          Original Loan-to-Value Ratio
-------------------------------------------------------------------------------------------------
                          Number of
Range of Original          Mortgage   Statistical Calculation    % of Statistical Calculation
LTV Ratio (%)               Loans      Date Loan Balance ($)          Date Loan Balance
-------------------------------------------------------------------------------------------------
0.00% -  25.00%               22            $909,802.63                 0.13%
25.01 -     50.00            145           8,601,675.22                 1.21
50.01 -     70.00            363          32,309,191.55                 4.54
70.01 -     75.00            295          31,307,082.74                 4.40
75.01 -     80.00            794          88,692,907.40                12.47
80.01 -     85.00            535          61,244,294.36                 8.61
85.01 -     90.00          1,286         155,884,316.50                21.92
90.01 -     95.00            948         120,655,391.70                16.96
95.01 -    100.00          1,652         206,853,065.11                29.08
100.01 -    105.00            22           3,256,124.10                 0.46
105.01 -    110.00             5             518,202.98                 0.07
110.01 -    115.00             1              67,391.07                 0.01
115.01 -    120.00             1             301,560.75                 0.04
120.01%  -  125.00%            5             652,590.93                 0.09
-------------------------------------------------------------------------------------------------
TOTAL :                    6,074        $711,253,597.04              100.00%
=================================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

============================================================================================
                                 Occupancy Type
--------------------------------------------------------------------------------------------
Occupancy Type   Number of    Statistical Calculation     % of Statistical Calculation
                  Mortgage      Date Loan Balance ($)         Date Loan Balance
                   Loans
--------------------------------------------------------------------------------------------
Primary            6,001          $705,929,204.97                    99.25%
Second                 7               757,520.30                      0.11
Investor              66             4,566,871.77                      0.64
--------------------------------------------------------------------------------------------
Total              6,074          $711,253,597.04                   100.00%
============================================================================================


=============================================================================================
                                  Property Type
---------------------------------------------------------------------------------------------
Property Type             Number of    Statistical Calculation   % of Statistical Calculation
                           Mortgage     Date Loan Balance ($)         Date Loan Balance
                            Loans
---------------------------------------------------------------------------------------------
Single Family              5,755        $672,009,117.23                     94.48%
1 to 4 Fam - Conv            139          18,449,279.69                       2.59
PUD - Single Family           22           3,845,457.95                       0.54
Condominium - SF             147          16,024,973.12                       2.25
Multi-family 5 or more         4             421,992.48                       0.06
Industrial/Warehouse           7             502,776.57                       0.07
---------------------------------------------------------------------------------------------
Total                      6,074        $711,253,597.04                    100.00%
=============================================================================================


=========================================================================================
                                  Loan Purpose
-----------------------------------------------------------------------------------------
Loan Purpose       Number of    Statistical Calculation    % of Statistical Calculation
                    Mortgage     Date Loan Balance ($)            Date Loan Balance
                     Loans
-----------------------------------------------------------------------------------------
Cashout/Refi         2,901       $333,839,869.83                       46.94%
Purchase             1,069        131,456,577.90                        18.48
Rate/Term Refi       2,044        238,608,368.91                        33.55
Unknown                 60          7,348,780.40                         1.03
-----------------------------------------------------------------------------------------
Total                6,074       $711,253,597.04                      100.00%
=========================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

=============================================================================================
                               Documentation Type
---------------------------------------------------------------------------------------------
Documentation Type     Number of    Statistical Calculation    % of Statistical Calculation
                        Mortgage     Date Loan Balance ($)         Date Loan Balance
                        Loans
---------------------------------------------------------------------------------------------
Full                    6,053         $707,648,541.28                      99.49%
NIQ                         3              515,618.77                        0.07
Unknown                    18            3,089,436.99                        0.43
---------------------------------------------------------------------------------------------
Total                   6,074         $711,253,597.04                     100.00%
=============================================================================================


=====================================================================================
                                  Credit Grade
-------------------------------------------------------------------------------------

Credit Grade    Number of    Statistical Calculation   % of Statistical Calculation
                Mortgage     Date Loan Balance ($)          Date Loan Balance
                Loans
-------------------------------------------------------------------------------------
A+               837           $100,940,829.88                    14.19%
A              1,378            168,827,415.73                     23.74
B+             1,106            132,212,666.90                     18.59
B                990            117,630,885.95                     16.54
C+               751             84,920,241.62                     11.94
C                711             75,710,850.98                     10.64
C-               267             26,001,163.47                      3.66
Unknown           34              5,009,542.51                      0.70
-------------------------------------------------------------------------------------
Total          6,074           $711,253,597.04                   100.00%
=====================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

====================================================================================
                                    Loan Type
------------------------------------------------------------------------------------
             Number of     Statistical Calculation   % of Statistical Calculation
Loan Type     Mortgage       Date Loan Balance ($)        Date Loan Balance
               Loans
------------------------------------------------------------------------------------
6 MO ARM         5              $601,236.51                    0.08%
1/6 ARM          1                35,958.02                     0.01
2/6 ARM      2,639           356,081,334.98                    50.06
2/1 ARM          1               128,390.34                     0.02
3/6 ARM        328            39,854,238.81                      5.6
Fixed        3,100           314,552,438.38                    44.23
------------------------------------------------------------------------------------
Total        6,074          $711,253,597.04                  100.00%
====================================================================================


=====================================================================================
                            Geographical Distribution
--------------------------------------------------------------------------------------
State   Number of Mortgage     Statistical Calculation   % of Statistical Calculation
            Loans               Date Loan Balance ($)           Date Loan Balance
--------------------------------------------------------------------------------------
AK             1                    $118,697.54                       0.02%
AL           227                  20,743,970.69                        2.92
AR            84                   6,641,366.67                        0.93
AZ           167                  21,429,051.98                        3.01
CO           171                  30,604,514.98                        4.30
CT           131                  18,776,686.76                        2.64
DE            32                   3,637,957.60                        0.51
FL             1                      45,139.37                        0.01
GA           448                  58,667,244.73                        8.25
IA            59                   4,734,815.76                        0.67
ID             8                     917,837.10                        0.13
IL           273                  37,337,042.35                        5.25
IN           347                  31,999,459.50                        4.50
KS            49                   5,779,437.93                        0.81
KY           141                  13,447,128.60                        1.89
LA           120                  11,407,759.23                        1.60
MA            56                   9,390,373.83                        1.32
MD            93                  14,930,627.19                        2.10
ME            14                   1,353,478.38                        0.19
MI           440                  52,332,601.23                        7.36
MN           187                  25,741,076.71                        3.62
MO           212                 $21,304,914.15                       3.00%
======================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

=======================================================================================
                            Geographical Distribution
---------------------------------------------------------------------------------------
State   Number of Mortgage     Statistical Calculation    % of Statistical Calculation
             Loans               Date Loan Balance ($)         Date Loan Balance
---------------------------------------------------------------------------------------
MS            75                  $6,409,303.99                         0.90%
MT             2                     239,027.47                          0.03
NC           323                  36,375,540.84                          5.11
ND             4                     274,795.43                          0.04
NE            26                   2,713,878.76                          0.38
NH            31                   4,712,014.30                          0.66
NJ           131                  19,149,128.31                          2.69
NM            15                   1,954,019.97                          0.27
NV            43                   7,011,941.58                          0.99
NY           151                  23,136,706.86                          3.25
OH           422                  43,079,848.71                          6.06
OK            57                   5,090,818.91                          0.72
OR            39                   6,465,725.85                          0.91
PA           314                  33,286,771.98                          4.68
RI            26                   3,455,735.40                          0.49
SC           160                  16,302,329.44                          2.29
SD             3                     218,416.26                          0.03
TN           276                  28,113,872.07                          3.95
TX           273                  25,233,649.60                          3.55
UT            33                   4,503,663.78                          0.63
VA           212                  28,203,907.61                          3.97
VT             3                     214,950.87                          0.03
WA            42                   7,223,265.41                          1.02
WI           112                  12,939,441.43                          1.82
WV            40                   3,603,659.93                          0.51
---------------------------------------------------------------------------------------
Total      6,074                $711,253,597.04                       100.00%
=======================================================================================

                            Total Collateral Summary
                            ------------------------

Collateral statistics for the mortgage loans listed below are as of the Statistical Calculation Date.

=========================================================================================
                             Prepayment Penalty Term
-----------------------------------------------------------------------------------------
Prepay Penalty    Number of    Statistical Calculation     % of Statistical Calculation
Term (months)     Mortgage      Date Loan Balance ($)          Date Loan Balance
                   Loans
-----------------------------------------------------------------------------------------
0                 1,769          $201,471,724.71                     28.33%
6                     1                43,148.12                       0.01
12                  199            30,232,957.77                       4.25
18                    1               156,922.83                       0.02
24                1,057           140,369,702.85                      19.74
30                   66             7,792,244.27                       1.10
36                2,875           321,307,062.11                      45.17
48                    5               425,935.82                       0.06
60                   99             9,268,565.27                       1.30
72                    1                53,644.09                       0.01
360                   1               131,689.20                       0.02

-----------------------------------------------------------------------------------------
Total             6,074          $711,253,597.04                    100.00%
=========================================================================================


====================================================================================================
                                              Credit Score Distribution
----------------------------------------------------------------------------------------------------
Credit Score          Number of Mortgage    Statistical Calculation    % of Statistical Calculation
Range                     Loans               Date Loan Balance ($)           Date Loan Balance
----------------------------------------------------------------------------------------------------
0.00 - 530.00              12                    $1,169,624.16                  0.16%
530.01 - 550.00           280                    27,569,159.50                   3.88
550.01 - 575.00           591                    64,256,396.64                   9.03
575.01 - 600.00           753                    84,679,980.95                  11.91
600.01 - 625.00           818                    96,479,661.49                  13.56
625.01 - 650.00           958                   113,577,397.67                  15.97
650.01 - 675.00           848                   104,758,037.46                  14.73
675.01 - 700.00           776                    91,123,611.02                  12.81
700.01 - 725.00           473                    59,748,769.06                   8.40
725.01 - 750.00           294                    36,633,252.36                   5.15
750.01 - 775.00           194                    22,148,168.79                   3.11
775.01 - 800.00            65                     7,658,982.82                   1.08
800.01 - 825.00            11                     1,384,232.94                   0.19
 > 850.01 -                 1                        66,322.18                   0.01
----------------------------------------------------------------------------------------------------
TOTAL :                 6,074                  $711,253,597.04                100.00%
====================================================================================================